Exhibit 10.8(a)
                                                                 ---------------




                             PACIFIC GAS & ELECTRIC

                              ENERGY AND CAPACITY
                            POWER PURCHASE AGREEMENT
                            ------------------------

                        PACIFIC GAS AND ELECTRIC COMPANY

                               STANDARD OFFER #4

                            POWER PURCHASE AGREEMENT

                                      FOR

                         LONG-TERM ENERGY AND CAPACITY






Seller:  WIND DEVELOPERS, INC., a California Corporation
------

Location:  Altamont Pass, Alameda County
--------

Capacity:  20, 000 kW
--------

Energy Source:  Wind
-------------







                                    MAY 1984

                               STANDARD OFFER #4:

                         LONG-TERM ENERGY AND CAPACITY

                            POWER PURCHASE AGREEMENT


                                    CONTENTS

Article                                                                   Page
-------                                                                   ----

   1        QUALIFYING STATUS                                               3

   2        COMMITMENT OF PARTIES                                           4

   3        PURCHASE OF POWER                                               5

   4        ENERGY PRICE                                                    6

   5        CAPACITY ELECTION AND CAPACITY PRICE                           10

   6        LOSS ADJUSTMENT FACTORS                                        11

   7        CURTAILMENT                                                    11

   8        RETROACTIVE APPLICATION OF CPUC ORDERS                         12

   9        NOTICES                                                        12

  10        DESIGNATED SWITCHING CENTER                                    13

  11        TERMS AND CONDITIONS                                           13

  12        TERM OF AGREEMENT                                              14



Appendix A:     GENERAL TERMS AND CONDITIONS

Appendix B:     ENERGY PAYMENT OPTIONS

Appendix C:     CURTAILMENT OPTIONS

Appendix D:     AS-DELIVERED CAPACITY

Appendix E:     FIRM CAPACITY

Appendix F:     INTERCONNECTION

                         LONG-TERM ENERGY AND CAPACITY

                            POWER PURCHASE AGREEMENT

                                    BETWEEN

                             WIND DEVELOPERS, INC.

                                      AND

                        PACIFIC GAS AND ELECTRIC COMPANY




     WIND DEVELOPERS, INC., a California corporation ("Seller"), and PACIFIC GAS AND ELECTRIC COMPANY ("PGandE"),referred to collectively as "Parties" and individually as "Party", agree as follows:

                          ARTICLE 1  QUALIFYING STATUS

     Seller warrants that,at the date of first power deliveries from Seller's Facility1 and during the term of agreement, its Facility shall meet the
--------                 ---- -- ---------
qualifying facility requirements established as of the effective date of this Agreement by the Federal Energy Regulatory Commission's rules (18 Code of Federal Regulations 292) implementing the Public Utility Regulatory Policies Act of 1978 (16 U.S.C.A. 796, et seq.).



---------------------

1 Underlining identifies those terms which are defined in Section A-1 of Appendix A.

                        ARTICLE 2  COMMITMENT OF PARTIES

     The prices to be paid Seller for energy and/or capacity delivered pursuant to this Agreement have wholly or partly been fixed at the time of execution. Actual avoided costs at the time of energy and/or capacity deliveries may be substantially above or below the prices fixed in this Agreement. Therefore, the Parties expressly commit to the prices fixed in this Agreement for the applicable period of performance and shall not seek to or have a right to renegotiate such prices for any reason. As part of its consideration for the benefit of fixing part or all of the energy and/or capacity prices under this Agreement, Seller waives any and all rights to judicial or other relief from its obligations and/or prices setforth in Appendices B, D, and E, or modification of any other term or provision for any reasons whatsoever.

     This Agreement contains certain provisions which set forth methods of calculating damages to be paid to PGandE in the event Seller fails to fulfill certain performance obligations. The inclusion of such provisions is not intended to create any express or implied right in Seller to terminate this Agreement prior to the expiration of the term of agreement. Termination of this
                                         ---- -- ---------
Agreement by Seller prior to its expiration date shall constitute a breach of this Agreement and the damages expressly set forth in this Agreement shall not constitute PGandE's sole remedy for such breach.

                          ARTICLE 3  PURCHASE OF POWER

     (a) Seller shall sell and deliver and PGandE shall purchase and accept delivery of capacity and energy at the voltage level of 60 W.
                                       ------- -----

     (b)  Seller shall provide capacity and energy from its 20,000 kW Facility
                                                                      --------
located at the Rooney Ranch, Sections 21 and 28, Township 2 South, Range 3 East, Mount Diablo Base and Meridian, in the Altamont Pass area of Alameda County, California.

     (c)  The scheduled operation date of the Facility is December 31, 1984.  At
              --------- --------- ----        --------
the end of each calendar quarter Seller shall give written notice to PGandE of any change in the scheduled operation date.
                  --------- --------- ----

     (d)  To avoid exceeding the physical limitations of the interconnection
                                                             ---------------
facilities, Seller shall limit the Facility's actual rate of delivery into the
----------                         ----------
PGandE system to        1 kW.
                 ------



---------------------

1 To be determined upon completion of the detailed interconnection study for the Facility.
       --------

     (e)  The primary energy source for the Facility is a small power production
                                            --------
facility with wind as the primary energy source.

     (f)  If Seller does not begin construction of its Facility by December 15,
                                                       --------
1984, PGandE may reallocate the existing capacity on PGandE's transmission and/or distribution system which would have been used to accommodate Seller's power deliveries to other uses. In the event of such reallocation, Seller shall pay PGandE for the cost of any upgrades or additions to PGandE's system necessary to accommodate the output from the Facility. Such additional
                                             --------
facilities shall be installed, owned and maintained in accordance with the applicable PGandE tariff.

     (g)  The transformer loss adjustment factor is determined in Appendix A-19.


                             ARTICLE 4  ENERGY PRICE

     PGandE shall pay Seller for its net energy output1 under the energy
                                     --- ------ ------
payment option checked below2:

 X       Energy Payment Option 1 - Forecasted Energy Prices
----


---------------------

1  Insert either "net energy output" or "surplus energy output" to show the
                  --- ------ ------      ------- ------ ------
   energy sale option selected by Seller.

2  Energy Payment option 2 is not available to oil or gas-fired cogenerators.

     During the fixed price period, Seller shall be paid for energy delivered at
                ----- ----- ------
prices equal to l001, percent of the prices set forth in Table B-1, Appendix
B, plus 02 percent of PGandE's full short-run avoided operating costs.
                               ---- --------- ------- --------- -----

For the remaining years of the term of agreement, Seller shall be paid for
                               ---- -- ---------
energy delivered at prices equal to PGandE's full short-run avoided operating
                                             ---- --------- ------- ---------
costs.
-----

     If Seller's Facility is not an oil or gas-fired cogeneration facility,
                 --------
Seller may convert from Energy Payment Option Ito Energy Payment Option 2 and be subject to the conditions therein, provided that Seller shall not change the percentage of energy prices to be based on PGandE's full short-run avoided
                                                    ---- --------- -------
operating costs. Such conversion must be made at least 90 days prior to the date
--------- -----
of initial energy deliveries and must be made by written notice in accordance with Section A-17, Appendix A.


          Energy Payment Option 2 - Levelized Energy Prices
---------


---------------------

1 Insert either 0, 20, 40, 60, 80, or 100, at Seller's option. If Seller's Facility is an oil or gas-fired cogeneration facility, either 0 or 20 must
   --------
   be inserted.

2 Insert the difference between 100 and the percentage selected under footnote 1 above.

     During the fixed price period, Seller shall be paid for energy delivered at
                ----- ----- ------
prices equal to         1 percent of the levelized energy prices set forth in
                --------
Table B-2, Appendix B for the year in which energy deliveries begin and term of
                                                                        ---- --
agreement, plus         2 percent of PGandE's full short-run avoided operating
---------       --------                      ---- --------- ------- ---------
costs. During the fixed price period, Seller shall be subject to the conditions
-----             ----- ----- ------
and terms set forth in Appendix B, Energy Payment Option 2.

     For the remaining years of the term of agreement, Seller shall be paid for
                                    ---- -- ---------
energy delivered at prices equal to PGandE's full short-run avoided operating
                                             ---- --------- ------- ---------
costs.
-----

     Seller may convert from Energy Payment Option 2 to Energy Payment Option 1, provided that Seller shall not change the percentage of energy prices to be based on PGandE's full short-run avoided operating costs. Such conversion must
                  ---- --------- ------- --------- -----
be made at least 90 days prior to the date of initial energy deliveries and must be made by written notice in accordance with Section A-17, Appendix A.


(1) Insert either 20, 40, 60, 80, or 100, at seller's option.

(2) Insert the difference between 100 and the percentage selected under footnote I above.

        Energy Payment Option 3 - Incremental Energy Rate
-------

     Beginning with the date of initial energy deliveries and continuing until
        1, Seller shall be paid monthly for energy delivered at prices equal
--------
to PGandE's full short-run avoided operating costs, provided that adjustments
            ---- --------- ------- --------- -----
shall be made annually to the extent set forth in Appendix B, Energy Payment option 3.

     The Incremental Energy Rate Band Widths specified by Seller in Table I below shall be used in determining the annual adjustment, if any.


                                    Table I

Year              Incremental Energy Rate Band Widths
----              -----------------------------------
                  (must be multiples of 100 or zero)

1984
                           ------------
1985
                           ------------
1986
                           ------------
1987
                           ------------
1988
                           ------------
1989
                           ------------
1990
                           ------------
1991
                           ------------
1992
                           ------------
1993
                           ------------
1994
                           ------------
1995
                           ------------
1996
                           ------------
1997
                           ------------
1998
                           ------------


---------------------

1  Specified by Seller. Must be December 31, 1998 or prior.

     After                 , Seller shall be paid for energy delivered at prices
           ----------------
equal to PGandE's full short-run avoided operating costs.
                  ---- --------- ------- --------- -----

                 ARTICLE 5  CAPACITY ELECTION AND CAPACITY PRICE

     Seller may elect to deliver either firm capacity or as-delivered capacity,
                                        ---- --------    ------------ --------
and Seller's election is indicated below.  PGandE's prices for firm capacity and
                                                               ---- --------
as-delivered capacity are derived from PGandE's full avoided costs as approved
------------ --------
by the CPUC.
       ----

            Firm capacity -            kW for      years from the firm capacity
-----------                 ----------        ----                ---- --------
availability date with payment determined in accordance with Appendix E.  Except
------------ ----
for hydro-electric facilities, PGandE shall pay Seller for capacity delivered in excess of firm capacity on an as-delivered capacity basis in accordance with
          ---- --------       ------------ --------
As-Delivered Capacity Payment Option             set forth in Appendix D.
                                     -----------

                                       OR


  X       As-delivered capacity with payment determined in accordance with
-----
       As-Delivered Capacity Payment option 2 set forth in Appendix D.

                       ARTICLE 6  LOSS ADJUSTMENT FACTORS

     Capacity Loss Adjustment Factors shall be as shown in Appendix D and Appendix E, dependent upon Seller's capacity selection set forth in Article 5 of this Agreement.

     Energy Loss Adjustment Factors shall be considered as unity for all energy payments related to Energy Payment Options 1 and 2 set forth in Appendix B for the entire fixed price period of this Agreement, except for the percentage of
           ----- ----- ------
payments that Seller elected in Article 4 to have calculated based on PGandE's full short-run avoided operating costs. Energy Loss Adjustment Factors for all
---- --------- ------- --------- -----
payments related to PGandE's full short-run avoided operating costs are subject
                             ---- --------- ------- --------- -----
to CPUC rulings for the entire term of agreement.
                               ---- -- ---------

                             ARTICLE 7  CURTAILMENT

     Seller has two options regarding possible curtailment by PGandE of Seller's deliveries, and Seller's selection is indicated below:

   X        Curtailment Option A - Hydro Spill and Negative Avoided
--------                           Cost

            Curtailment Option B - Adjusted Price Period
--------


                  The two options are described in Appendix C.

                ARTICLE 8  RETROACTIVE APPLICATION OF CPUC ORDERS

     Pursuant to ordering Paragraph l(f) of CPUC Decision No. 83-09-054
                                            ----
(September 7, 1983), after the effective date of the CPUC's Application 82-03-26
                                                     ------
decision relating to line loss factors, Seller has the option to retain the relevant terms of this Agreement or have the results of that decision incorporated into this Agreement. To retain the terms herein, Seller shall provide written notice to PGandE within the later of (a) 30 days after the effective date of the relevant CPUC decision on Application 82-03-26, or (b) 30
                               ----
days after receipt of the relevant CPUC decision from PGandE in Application 82-03-026. Failure to provide such notice will result in the amendment of this Agreement to comply with that decision.

     As soon as practicable following the issuance of a decision in Application 82-03-26, PGandE shall notify Seller of the effective date thereof and its results.

                               ARTICLE 9  NOTICES

     All written notices shall be directed as follows:

     To PGandE:        Pacific Gas and Electric Company
                       Attention: Vice President
                         Electric Operations
                       77 Beale Street
                       San Francisco, CA  94106

     To Seller:        Wind Developers, Inc.
                       1029 J Street, Suite 500
                       Sacramento, CA  95814


                     ARTICLE 10  DESIGNATED SWITCHING CENTER


     The designated PGandE switching center shall be, unless changed by PGandE:
         ---------- ------ --------- ------

                        Newark Switching Center
                        645 Durham Road
                        (415) 656-1664


                        ARTICLE 11  TERMS AND CONDITIONS


     This Agreement includes the following appendices which are attached and incorporated by reference:

     Appendix A - GENERAL TERMS AND CONDITIONS

     Appendix B - ENERGY PAYMENT OPTIONS

     Appendix C - CURTAILMENT OPTIONS

     Appendix D - AS-DELIVERED CAPACITY

     Appendix E - FIRM CAPACITY

     Appendix F - INTERCONNECTION

                          ARTICLE 12  TERM OF AGREEMENT

          This Agreement shall be binding upon execution and remain in effect thereafter for 20 years1 from the date of initial energy deliveries2; provided, however, that it shall terminate if energy deliveries do not start within five years of the execution date.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives and it is effective as of the last date set forth below.


WIND DEVELOPERS, INC.                 PACIFIC GAS AND ELECTRIC COMPANY


BY:  /s/ Barry Saitman                BY:  /s/ Nolan H. Daines
   ----------------------------          --------------------------------------
         BARRY SAITMAN                             NOLAN H. DAINES


           Vice President -                      Vice President -
TITLE:        Finance                 TITLE:  Planning and Research


DATE SIGNED:  December 31, 1984       DATE SIGNED:  January 17, 1985
              -----------------                     ----------------



---------------------

1 The minimum contract term is 15 years and the maximum contract term is 30 years.

2  Insert "firm capacity availability date" if Seller has elected to deliver
           ---- -------- ------------ ----
   firm capacity or "date of initial energy deliveries" if Seller has elected
   ---- --------
   to deliver as-delivered capacity.
              ------------ --------

                                   APPENDIX A

                          GENERAL TERMS AND CONDITIONS


                                    CONTENTS

Section                                                            Page
-------                                                            ----

A-1           DEFINITIONS                                          A-2

A-2           CONSTRUCTION                                         A-7

A-3           OPERATION                                            A-11

A-4           PAYMENT                                              A-14

A-5           ADJUSTMENTS OF PAYMENTS                              A-15

A-6           ACCESS TO RECORDS AND PGandE DATA                    A-15

A-7           INTERRUPTION OF DELIVERIES                           A-16

A-8           FORCE MAJEURE                                        A-16

A-9           INDEMNITY                                            A-18

A-10          LIABILITY; DEDICATION                                A-19

A-11          SEVERAL OBLIGATIONS                                  A-20

A-12          NON-WAIVER                                           A-20

A-13          ASSIGNMENT                                           A-20

A-14          CAPTIONS                                             A-21

A-15          CHOICE OF LAWS                                       A-21

A-16          GOVERNMENTAL JURISDICTION AND                        A-21
              AUTHORIZATION

A-17          NOTICES                                              A-22

A-18          INSURANCE                                            A-22

A-19          TRANSFORMER LOSS ADJUSTMENT FOR                      A-24
              LOW-SIDE METERING

                                   APPENDIX A

                          GENERAL TERMS AND CONDITIONS

A-1  DEFINITIONS

     Whenever used in this Agreement, appendices, and attachments hereto, the following terms shall have the following meanings:

     Adjusted firm capacity price - The $/kw-year purchase price for firm
     -------- ---- -------- -----                                    ----
capacity from Table E-2, Appendix E for the period of Seller's actual
--------
performance.

     As-delivered capacity - capacity delivered to PGandE in excess of firm
     ------------ --------                                             ----
capacity or in lieu of a firm capacity commitment.
--------                 ---- --------

     CPUC The Public Utilities Commission of the State of California.
     ---

     Current firm capacity price - The $/kW-year capacity price from PGandE's
     ------- ---- -------- -----
firm capacity price schedule effective at the time PGandE derates the firm
---- -------- ----- --------                                          ----
capacity pursuant to Section E-4(b), Appendix E or Seller terminates performance
--------
under this Agreement, for a term equal to the period from the date of deration or termination to the end of the term of agreement.
                                 ---- -- ---------

     Designated PGandE switching center - That switching center or other PGandE
     ---------- ------ --------- ------
installation identified in Article 10.

     Facility - That generation apparatus described in Article 3 and all
     --------
associated equipment owned, maintained, and operated by Seller.

     Firm capacity - That capacity, if any, identified as firm in Article 5
     ---- --------
except as otherwise changed as provided herein.

     Firm capacity availability date - The day following the day during which
     ---- -------- ------------ ----
all features and equipment of the Facility are demonstrated to PGandE's
                                  --------
satisfaction to be capable of operating simultaneously to deliver firm capacity
                                                                  ---- --------
continuously into PGandE's system as provided in this Agreement.

     Firm capacity price - The price for firm capacity applicable for the firm
     ---- -------- -----                 ---- --------                    ----
capacity availability date and the number of years of firm capacity delivery
-------- ------------ ----                            ---- --------
from the firm capacity price schedule, Table E-2, Appendix E.
         ---- -------- ----- --------

     Firm capacity price schedule - The periodically published schedule of the
     ---- -------- ----- --------
$/kw-year prices that PGandE offers to pay for firm capacity.  See Table E-2,
                                               ---- --------
Appendix E.

     Fixed price period - The period during which forecasted or levelized energy
     ----- ----- ------
prices, and/or forecasted as-delivered capacity prices, are in effect; defined
                          ------------ --------
as the first five years of the term of agreement if the term of agreement is 15
                               ---- -- ---------        ---- -- ---------
or 16 years; the first six years of the term of agreement if the term of
                                        ---- -- ---------        ---- --
agreement is 17, 18, or 19 years; or the first ten years of the term of
---------                                                       ---- --
agreement if the term of agreement is anywhere from 20 through 30 years.
---------        ---- -- ---------

     Forced outage - Any outage resulting from a design defect, inadequate
     ------ ------
construction, operator error or a breakdown of the mechanical or electrical equipment that fully or partially curtails the electrical output of the Facility.
--------

     Full short-run avoided operating costs - CPUC-approved costs which are the
     ---- --------- ------- --------- -----   ----
basis of PGandE's published energy prices. PGandE's current energy price calculation is shown in Table B-5, Appendix B. PGandE's published off-peak hours' prices shall be adjusted, as appropriate, if Seller has selected Curtailment option B.

     Interconnection facilities - All means required and apparatus installed to
     --------------- ----------
interconnect and deliver power from the Facility to the PGandE system including,
                                        --------
but not limited to, connection, transformation, switching metering, communications, and safety equipment, such as equipment required to protect (1) the PGandE system and its customers from faults occurring at the Facility, and
                                                                 --------
(2) the Facility from faults occurring on the PGandE system or on the systems of
        --------
others to which the PGandE system is directly or indirectly connected. Interconnection facilities also include any necessary additions and
--------------- ----------
reinforcements by PGandE to the PGandE system required as a result of the interconnection of the Facility to the PGandE system.
                       --------

     Net energy output - The Facility's, gross output in kilowatt-hours less
     --- ------ ------       ----------
station use and transformation and transmission losses to the point of delivery
------- ---
into the PGandE system. Where PGandE agrees that it is impractical to connect the station use on the generator side of the power purchase meter, PGandE may,
    ------- ---
at its option, apply a station load adjustment.

     Prudent electrical practices - Those practices, methods, and equipment, as
     ------- ---------- ---------
changed from time to time, that are commonly used in prudent electrical engineering and operations to design and operate electric equipment lawfully and with safety, dependability, efficiency, and economy.

     Scheduled operation date - The day specified in Article 3(c) when the
     --------- --------- ----
Facility is, by Seller's estimate, expected to produce energy that will be
--------
available for delivery to PGandE.

     Special facilities - Those additions and reinforcements to the PGandE
     ------- ----------
system which are needed to accommodate the maximum delivery of energy and capacity from the Facility as provided in this Agreement and those parts of the
                  --------
interconnection facilities which are owned and maintained by PGandE at Seller's
--------------- ----------
request, including metering and data processing equipment.  All special
                                                                -------
facilities shall be owned, operated, and maintained pursuant to PGandE's
----------
electric Rule No. 21, which is attached hereto.

     Station use - Energy used to operate the Facility's auxiliary equipment.
     ------- ---                              ----------
The auxiliary equipment includes, but is not limited to, forced and induced draft fans, cooling towers, boiler feed pumps, lubricating oil systems, plant lighting, fuel handling systems, control systems, and sump pumps.

     Surplus energy output - The Facility's gross output, in kilowatt-hours,
     ------- ------ ------       ----------
less station use, and any other Seller, and transformation and transmission
     ------- ---
losses to the point of delivery into the PGandE system.

     Term of agreement - The number of years this Agreement will remain in
     ---- -- ---------
effect as provided in Article 12.

     Voltage level - The voltage at which the Facility interconnects with the
     ------- -----                            --------
PGandE system, measured at the point of delivery.

A-2    CONSTRUCTION

A-2.1  Land Rights

       Seller hereby grants to PGandE all necessary rights of way and easements, including adequate and continuing access rights on property of Seller, to install, operate, maintain, replace, and remove the special facilities. Seller
                                                    ------- ----------
agrees to execute such other grants, deeds, or documents as PGandE may require to enable it to record such rights of way and easements. If any part of PGandE's equipment is to be installed on property owned by other than Seller, Seller shall, at its own cost and expense, obtain from the owners thereof all necessary rights of way and easements, in a form satisfactory to PGandE, for the construction, operation, maintenance, and replacement of PGandE's equipment upon such property. If Seller is unable to obtain such rights of way and easements, Seller shall reimburse PGandE for all costs incurred by PGandE in obtaining them. PGandE shall at all times have the right of ingress to and egress from the Facility at all reasonable hours for any purposes reasonably connected with this
--------
Agreement or the exercise of any and all rights secured to PGandE by law or its tariff schedules.

A-2.2  Design, Construction, Ownership, and Maintenance

       (a) Seller shall design, construct, install, own, operate, and maintain all interconnection facilities, except special facilities, to the point of
    --------------- ----------         ------- ----------
interconnection with the PGandE system as required for PGandE to receive capacity and energy from the Facility. The Facility and interconnection
                             --------       --------     ---------------
facilities shall meet all requirements of applicable codes and all standards of
----------
prudent electrical practices and shall be maintained in a safe and prudent
------- ---------- ---------
manner. A description of the interconnection facilities for which Seller is
                             --------------- ----------
solely responsible is set forth in Appendix F, or if the interconnection requirements have not yet been determined at the time of the execution of this Agreement, the description of such facilities will be appended to this Agreement at the time such determination is made.

       (b) Seller shall submit to PGandE the design and all specifications for the interconnection facilities (except special facilities) and, at PGandE's
    --------------- ----------         ------- ----------
option, the Facility, for review and written acceptance prior to their release
            --------
for construction purposes. PGandE shall notify Seller in writing of the outcome of PGandE's review of the design and specifications for Seller's interconnection
                                                                 ---------------
facilities (and the Facility, if requested) within 30 days of the receipt of the
----------          --------
design and all of the specifications for the interconnection facilities (and the
                                             --------------- ----------
Facility, if requested). Any flaws perceived by PGandE in the design and
--------
specifications for the interconnection facilities (and the Facility, if
                       --------------- ----------          --------
requested) will be described in PGandE's written notification. PGandE's review and acceptance of the design and specifications shall not be construed as confirming or endorsing the design and specifications or as warranting their safety, durability, or reliability. PGandE shall not, by reason of such review or lack of review, be responsible for strength, details of design, adequacy, or capacity of equipment built pursuant to such design and specifications, nor shall PGandE's acceptance be deemed to be an endorsement of any of such equipment. Seller shall change the interconnection facilities as may be
                                   --------------- ----------
reasonably required by PGandE to meet changing requirements of the PGandE system.

       (c) In the event it is necessary for PGandE to install interconnection
                                                              ---------------
facilities for the purposes of this Agreement, they shall be installed as
----------
special facilities.
------- ----------

     (d) Upon the request of Seller, PGandE shall provide a binding estimate for the installation of interconnection facilities by PGandE.
                    --------------------------

A-2.3    Meter Installation

     (a) PGandE shall specify, provide, install, own, operate, and maintain as special facilities all metering and data processing equipment for the
------------------
registration and recording of energy and other related parameters which are required for the reporting of data to PGandE and for computing the payment due Seller from PGandE.

     (b) Seller shall provide, construct, install, own, and maintain at Seller's expense all that is required to accommodate the metering and data processing equipment, such as, but not limited to, metal-clad switchyear, switchboards, cubicles, metering panels, enclosures, conduits, rack structures, and equipment mounting pads.


     (c) PGandE shall permit meters to be fixed on PGandE's side of the transformer. If meters are placed on PGandE's side of the transformer, service will be provided at the available primary voltage and no transformer loss adjustment will be made. If Seller chooses to have meters placed on Seller's side of the transformer, an estimated transformer loss adjustment factor of 2 percent, unless Parties agree otherwise, will be applied.

A-3      OPERATION


A-3.1    Inspection and Approval

         Seller shall not operate the Facility in parallel with PGandE's  system
                                     --------
until an authorized  PGandE  representative  has  inspected the  interconnection
                                                                 ---------------
facilities,  and PGandEr has given written approval to begin parallel operation.
----------
Seller shall notify  PGandE of the  Facility's  start-up  date at least 45 days
                                    ----------
prior to such date. PGandE shall inspect the  interconnection  facilities within
                                              ---------------  ----------
30 days of the receipt of such notice. if parallel operation is not authorized by PGandE, PGandE shall notify Seller in writing within five days after inspection of the reason authorization for parallel operation was withheld.

A-3.2    Facility Operation and Maintenance
         --------

Seller shall operate and maintain its Facility according to prudent electrical
                                      --------              ------- ----------
practices, applicable laws, orders, rules, and tariffs and shall provide such
---------
reactive power support as may be reasonably required by PGandE to maintain system voltage level and power factor. Seller shall operate the Facility at the
                                                                --------
power factors or voltage levels prescribed by PGandE's system dispatcher or designated representative. If Seller fails to provide reactive power support, PGandE may do so at Seller's expense.

A-3.3    Point of Delivery

     Seller shall deliver the energy at the point where Seller's electrical conductors (or those of Seller's agent) contact PGandE's system as it shall exist whenever the deliveries are being made or at such other point or points as the Parties may agree in writing. The initial point of delivery of Seller's power to the PGandE system is set forth in Appendix F.

A-3.4    Operating Communications

     (a) Seller shall maintain operating communications with the designated
                                                                 ----------

PGandE switching center. The operating communications shall include, but not be
------ --------- ------
limited to, system paralleling or separation, scheduled and unscheduled shutdowns, equipment clearances, levels of operating voltage or power factors and daily capacity and generation reports.

     (b) Seller shall keep a daily operations log for each generating unit which shall include information on unit availability, maintenance outages, circuit breaker trip operations requiring a manual reset, and any significant events related to the operation of the Facility.
                                --------

     (c) If Seller makes deliveries greater than one megawatt, Seller shall measure and register on a graphic recording device power in kW and voltage in kV at a location within the Facility agreed to by both Parties.
                         --------

     (d) If Seller makes deliveries greater than one and up to and including ten megawatts, Seller shall report to the designated PGandE switching center,
                                      ---------- ------ --------- ------
twice a day at agreed upon times for the current day's operation, the hourly readings in kW of capacity delivered and the energy in kWh delivered since the last report.

     (e) If Seller makes deliveries of greater than ten megawatts, Seller shall telemeter the delivered capacity and energy information, including real power in kW, reactive power in kVAR, and energy in kWh to a switching center selected by PGandE. PGandE may also require Seller to telemeter transmission kW, kVAR, and kV data depending on the number of generators and transmission configuration. Seller shall provide and maintain the data circuits required for telemetering. When telemetering is inoperative, Seller shall report daily the capacity delivered each hour and the energy delivered each day to the designated
                                                             ----------
PGandE switching center.
------ --------- ------

A-3.5    Meter Testing and Inspection

     (a) All meters used to provide data for the computation of the payments due Seller from PGandE shall be sealed, and the seals shall be broken only by PGandE when the meters are to be inspected, tested, or adjusted.

     (b) PGandE shall inspect and test all meters upon their installation and annually thereafter. At Seller's request and expense, PGandE shall inspect or test a meter more frequently. PGandE shall give reasonable notice to Seller of the time when any inspection or test shall take place, and Seller may have representatives present at the test or inspection. If a meter is found to be inaccurate or defective, PGandE shall adjust, repair, or replace it at its expense in order to provide accurate metering.

A-3.6    Adjustments to Meter Measurements

     If a meter fails to register, or if the measurement made by a meter during a test varies by more than two percent from the measurement made by the standard meter used in the test, an adjustment shall be made correcting all measurements made by the inaccurate meter for -- (1) the actual period during which inaccurate measurements were made, if the period can be determined, or if not,
(2) the period immediately preceding the test of the meter equal to one-half the time from the date of the last previous test of the meter, provided that the period covered by the correction shall not exceed six months.

A-4      PAYMENT

     PGandE shall mail to Seller not later than 30 days after the end of each monthly billing period (1) a statement showing the energy and Capacity delivered to PGandE during on-peak, partial-peak, and off-peak periods during the monthly billing period, (2) PGandE's computation of the amount due Seller, and (3) PGandE's check in payment of said amount. Except as provided in section A-5, if within 30 days of receipt of the statement Seller does not make a report in writing to PGandE of an error, Seller shall be deemed to have waived any error in PGandE's statement, computation, and payment, and they shall be considered correct and complete.

A-5      ADJUSTMENTS OF PAYMENTS

     (a) In the event adjustments to payments are required as a result of inaccurate meters, PGandE shall use the corrected measurements described in Section A-3.6 to recompute the amount due from PGandE to Seller for the capacity and energy delivered under this Agreement during the period of inaccuracy.

     (b) The additional payment to Seller or refund to PG&ndE shall be made within 30 days of notification of the owing Party of the amount due.

A-6      ACCESS TO RECORDS AND PGandE DATA

     Each Party, after giving reasonable written notice to the other Party, shall have the right of access to all metering and related records including

Operations logs of the Facility. Data filed by PGandE with the CPUC pursuant to
                       --------                                ----

CPUC orders governing the purchase of power from qualifying facilities shall be
----
provided to Seller upon request; provided that Seller shall reimburse PGandE for the costs it incurs to respond to such request.

A-7      INTERRUPTION OF DELIVERIES

     PGandE shall not be obligated to accept or pay for and may require Seller to interrupt or reduce deliveries of energy (1) when necessary in order to construct, install, maintain, repair, replace, remove, investigate, or inspect any of its equipment or any part of its system, or (2) if it determines that interruption or reduction is necessary because of PGandE system emergencies, forced outages, force majeure, or compliance with prudent electrical practices;
                                                  ------- ----------  ---------
provided that PGandE shall not interrupt deliveries pursuant to this section in order to take advantage, or make purchases, of less expensive energy elsewhere. Whenever possible, PGandE shall give Seller reasonable notice of the possibility that interruption or reduction of deliveries may be required.

A-8      FORCE MAJEURE

     (a) The term force majeure as used herein means unforeseeable causes, other than forced outages, beyond the reasonable control of and without the
     ------ -------
fault or negligence of the Party claiming force majeure including, but not limited to, acts of God, labor disputes, sudden actions of the elements, actions by federal, state, and municipal agencies, and actions of legislative, judicial, or regulatory agencies which conflict with the terms of this Agreement.

     (b) if either Party because of force majeure is rendered wholly or partly unable to perform its obligations under this Agreement, that Party shall be excused from whatever performance is affected by the force majeure to the extent so affected provided that:

               (1) the non-performing Party, within two weeks after the occurrence of the force majeure, gives the other Party written notice describing the particulars of the occurrence,

               (2) the suspension of performance is of no greater scope and of no longer duration than is required by the force majeure,

               (3) the non-performing Party uses its best efforts to remedy its inability to perform (this subsection shall not require the settlement of any strike, walkout, lockout or other labor dispute on terms which, in the sole judgment of the Party involved in the dispute, are contrary to its interest. it is understood and agreed that the settlement of strikes, walkouts, lockouts or other labor disputes shall be at the sole discretion of the Party having the difficulty),

               (4) when the non-performing Party is able to resume performance of its obligations under this Agreement, that Party shall give the other Party written notice to that effect, and

               (5) capacity payments during such periods of force majeure on seller's part shall be governed by Section E-2(c), Appendix E.

     (c) In the event a Party is unable to perform due to legislative, judicial, or regulatory agency action, this Agreement shall be renegotiated to comply with the legal change which caused the non-performance.

A-9      INDEMNITY

     Each Party as indemnitor shall save harmless and indemnify the other Party and the directors, officers, and employees of such other Party against and from any and all loss and liability for injuries to persons including employees of either Party, and property damages including property of either Party resulting from or arising out of (1) the engineering, design, construction, maintenance, or operation of, or (2) the making of replacements, additions, or betterments to, the indemnitor's facilities. This indemnity and save harmless provision shall apply notwithstanding the active or passive negligence of the indemnitee. Neither Party shall be indemnified hereunder for its liability or loss resulting from its sole negligence or willful misconduct. The indemnitor shall, on the other Party's request, defend any suit asserting a claim covered by this indemnity and shall pay all costs, including reasonable attorney fees, that may be incurred by the other Party in enforcing this indemnity.

A-10     LIABILITY; DEDICATION

     (a) Nothing in this Agreement shall create any duty to, any standard of care with reference to, or any liability to any person not a Party to it. Neither Party shall be liable to the other Party for consequential damages.

     (b) Each Party shall be responsible for protecting its facilities from possible damage by reason of electrical disturbances or faults caused by the operation, faulty operation, or nonoperation of the other Party's facilities, and such other Party shall not be liable for any such damages so caused.

     (c) No undertaking by one Party to the other under any provision of this Agreement shall constitute the dedication of that Party's system or any portion thereof to the other Party or to the public or affect the status of PGandE as an independent public utility corporation or Seller as an independent individual or entity and not a public utility.

A-11     SEVERAL OBLIGATIONS

     Except where specifically stated in this Agreement to be otherwise, the duties, obligations, and liabilities of the Parties are intended to be several and not joint or collective. Nothing contained in this Agreement shall ever be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party. Each Party shall be liable individually and severally for its own obligations under this Agreement.

A-12     NON-WAIVER

     Failure to enforce any right or obligation by either Party with respect to any matter arising in connection with this Agreement shall not constitute a waiver as to that matter or any other matter.

A-13     ASSIGNMENT

     Neither Party shall voluntarily assign its rights nor delegate its duties under this Agreement, or any part of such rights or duties, without the written consent of the other Party, except in connection with the sale or merger a substantial portion of its properties. Any such assignment or delegation made without such written consent shall be null and void. Consent for assignment shall not be withheld unreasonably. Such assignment shall include, unless otherwise specified therein, all of Seller's rights to any refunds which might become due under this Agreement.

A-14     CAPTIONS

     All indexes, titles, subject headings, section titles, and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the contents or scope of this Agreement.

A-15     CHOICE OF LAWS

     This Agreement shall be interpreted in accordance with the laws of the State of California, excluding any choice of law rules which may direct the application of the laws of another jurisdiction.

A-16     GOVERNMENTAL JURISDICTION AND AUTHORIZATION

     Seller shall obtain any governmental authorizations and permits required for the construction and operation of the Facility. Seller shall reimburse
                                          --------
PGandE for any and all losses, damages, claims, penalties, or liability it incurs as a result of seller's failure to obtain or maintain such authorizations and permits.

A-17     NOTICES

     Any notice, demand, or request required or permitted to be given by either Party to the other, and any instrument required or permitted to be tendered or delivered by either Party to the other, shall be in writing (except as provided in Section E-3) and so given, tendered, or delivered, as the case may be, by depositing the same in any United States Post 0ffice with postage prepaid for transmission by certified mail, return receipt requested, addressed to the Party, or personally delivered to the Party, at the address in Article 9 of this Agreement. Changes in such designation may be made by notice similarly given.

A-18     INSURANCE

A-18.1   General Liability Coverage

     (a) Seller shall maintain during the performance hereof, General Liability Insurance 1/ of not less than $1,000,000 if the Facility is over 100 kw,
                                                --------
$500,000  if the  Facility  is over 20 kW to 100 kW,  and  $100,000  if the
                  --------
Facility is 20 kW or below of combined single limit or equivalent for bodily
--------
injury, personal injury, and property damage as the result of any one occurrence.


---------------------
1 Governmental agencies which have an established record of self-insurance may provide the required coverage through self-insurance.

     (b) General Liability Insurance shall include coverage for Premises-Operations, Owners and Contractors Protective, Products/Completed Operations Hazard, Explosion, Collapse, Underground, Contractual Liability, and Broad Form Property Damage including Completed operations.

     (c) Such insurance, by endorsement to the policy(ies), shall include PGandE as an additional insured if the Facility is over 100 kW insofar as work
                                --------

performed by Seller for PGandE is concerned, shall contain a severability of interest clause, shall provide that PGandE shall not by reason of its inclusion as an additional insured incur liability to the insurance carrier for payment of premium for such insurance, and shall provide for 30-days' written notice to PGandE prior to cancellation, termination, alteration, or material change of such insurance.

A-18.2   Additional Insurance Provisions

     (a) Evidence of coverage described above in Section A-18.1 shall state that coverage provided is primary and is not excess to or contributing with any insurance or self-insurance maintained by PGandE.

     (b) PGandE shall have the right to inspect or obtain a copy of the original policy(ies) of insurance.

     (c) Seller shall furnish the required certificates' and endorsements to PG&ndE prior to commencing operation.

     (d) All insurance certificates 1/, endorsements, cancellations, terminations, alterations, and material changes of such insurance shall be issued and submitted to the following:

         PACIFIC GAS AND ELECTRIC COMPANY
         Attention: Manager - Insurance Department
         77 Beale Street, Room E280
         San Francisco, CA 94106

A-19     TRANSFORMER LOSS ADJUSTMENT FOR LOW-SIDE METERING

     Because Seller's deliveries to PGandE will be metered on the low voltage (21 kV) side of Seller's transformer, the transformer energy losses will not be directly metered. Therefore, loss adjustments shall be made to correct all measurements for transformer losses. No-load transformer losses will be calculated by PGandE assuming the transformer is always connected to the PGandE system and load losses will be calculated by PGandE on the basis of data collected by an A2-h (ampere-squared-hour) meter.


--------------------------
1 A governmental agency qualifying to maintain self-insurance should provide a statement of self-insurance.

                                   APPENDIX B

                             ENERGY PAYMENT OPTIONS


               Energy Payment Option 1 - Forecasted Energy Prices


     Pursuant to Article 4, the energy payment calculation for Seller's energy deliveries during each year of the fixed price period shall include the
                                   ----- ----- ------
appropriate prices for such year in Table B-1, multiplied by the percentage Seller has specified in Article 4. If Seller has selected Curtailment Option B in Article 7, the forecasted off-peak hours' energy prices listed in Table B-1 shall be adjusted upward by 7.7% for Period A and 9.6% for Period B.

                                   TABLE B-1

                        Forecasted Energy Price Schedule


Year of
Energy                  Forecasted Energy Prices*, (cent)/kWh          Weighted
         ------------------------------------------------------------
Deliv-             Period A                       Period B             Annual
         -----------------------------  -----------------------------
eries    On-Peak Partial-Peak Off-Peak  On-Peak Partial-Peak Off-Peak  Average
-------  ------- ------------ --------  ------- ------------ --------  -------

1983      5.36       5.12       4.94     5.44       5.31       5.19     5.18
1984      5.66       5.40       5.22     5.74       5.61       5.48     5.47
1985      5.75       5.48       5.30     5.83       5.69       5.56     5.55

1986      5.99       5.72       5.52     6.08       5.94       5.80     5.79
1987      6.38       6.08       5.88     6.47       6.32       6.17     6.16
1988      6.94       6.62       6.39     7.03       6.87       6.71     6.70

1989      7.60       7.25       7.00     7.70       7.53       7.35     7.34
1990      8.12       7.74       7.48     8.23       8.04       7.85     7.84
1991      8.64       8.24       7.96     8.75       8.56       8.35     8.34

1992      9.33       8.90       8.60     9.46       9.24       9.02     9.01
1993     10.10       9.63       9.30    10.23      10.00       9.76     9.75
1994     10.91      10.41      10.06    11.06      10.81      10.55    10.54

1995     11.79      11.25      10.87    11.96      11.68      11.40    11.39
1996     12.67      12.09      11.68    12.85      12.56      12.25    12.24
1997     13.61      12.98      12.54    13.79      13.48      13.15    13.14


--------------
*   These prices are differentiated by the time periods as defined in Table B-4.

               Energy Payment Option 2 - Levelized Energy Prices


     Pursuant to Article 4, the energy payment calculation for Seller's energy deliveries during the fixed Price period shall include the appropriate prices
                      ----- ----- ------
set forth in Table B-2 for the year in which energy deliveries begin and term of
                                                                         ---- --
agreement, multiplied by the percentage Seller has specified in Article 4. If
---------
Seller has selected Curtailment Option B in Article 7, the levelized off-peak hours' energy prices listed in Table B-2 shall be adjusted upward by 7.7% for Period A and 9.6% for Period B. The discount specified in (c)(vi) below, if applicable, will be applied to the energy payments during the fixed price
                                                              ----- -----
period.
------

     During the fixed price period, Seller shall be subject to the following
                ----- ----- ------
conditions and terms:

(a)  Minimum Damages

     The Parties agree that the levelized energy prices which PGandE pays Seller for the energy which Seller delivers to PGandE is based on the agreed value to PGandE of Seller's energy delivered during the entire fixed price
                                                              ----- -----
     period. In the event PGandE does not receive such full performance by
     ------
     reason of a termination, Seller shall pay PGandE an amount based on the difference between the net present values, at the time of termination, of the payments Seller would receive at the forecasted energy prices in Table B-1 and the payments Seller would receive at the levelized energy prices, for the remaining years of the fixed price period.
                                                             ----- ----- ------
     This amount shall be calculated by assuming that Seller continued to generate for the remaining years of the fixed price period, at a level
                                             ----- ----- ------
     equal to the average annual energy generation during the period of performance, and by applying the weighted annual average levelized price applicable to Seller's Facility and the weighted annual average forecasted
                            --------
     energy prices in Table B-1 for the remaining years of the fixed price
                                                               ----- -----
     period. The following formula shall be used to make this calculation:
     ------

                   Y      (Fn)(A)(W)         Y      (L)(A)(W)
          P  =  (sigma)  ------------  -  (sigma)   ---------
                  n=1      (1.15)n          n=1     (1.15)n

     where:

          P  = amount due PGandE.

          Y  = number of years remaining in the fixed price period.
                                                ----- ----- ------

          Fn = weighted annual average forecasted energy price in the nth year
                                                                       --
               after the breach, failure to perform, or expiration of security, as shown in Table B-1 for the corresponding calendar year.

          L    = weighted annual average leverized energy price applicable to
                 Seller's Facility.
                          --------

          A    = average annual energy generation by Seller during the period of performance.

          n    = summation index; refers to the nth year following termination.
                                                 --

          w    = percent of Seller's energy payments based on the levelized energy prices, as specified in Article 4.


(b)  Performance Requirements


     Seller shall operate and maintain the Facility in accordance with prudent
                                           --------                    -------
     electrical practices in order to maximize the likelihood that the
     ---------- ---------
     Facility's output as delivered to PGandE during the part of the fixed
     ----------                                                       -----
     price period when the levelized price is below the forecasted price ("last
     ----- ------
     part") shall equal or exceed 70% of the Facilities output during the part of the fixed price period when the levelized price is above the forecasted price ("first part"). In the event that the Facility's output during any
                                                 ----------
     year or series of years in the last part of the fixed price period is less
                                                     ----- ----- ------
     than 70% of the average annual production during the first part of the fixed price period, PGandE may, at its discretion (taking into
     ----- ----- ------
     consideration events occurring during such year or series of years such as curtailment by PGandE, Seller's choice not to operate during adjusted price periods, or scheduled maintenance including major overhauls, and the probability that Seller's future performance will be adequate), either request payment from Seller or immediately draw on the security posted, up to the amount equal to

     P x A-B, where:
         ---
          A

     P and A are as defined in Section (a) above.
     B = Seller's average annual energy generation during the year or series of years in which the 70% performance requirement was not met.

     PGandE shall not request payment from Seller or draw on the security posted if the Facility's output during the last part of the Fixed Price Period
            ----------                                    ----- ----- ------
     falls below 70% of the average annual energy generation during the first part of the fixed price period solely because of force majeure as defined
                 ----- ----- ------
     in Section A-B, Appendix A or a lack of or limited availability of the primary energy resource of the Facility, if such energy resource is wind,
                                    --------
     water, or sunlight.

(c)  Security

     (1) As security for amounts which Seller may be obligated to pay PGandE pursuant to Sections (a) and (b) above, Seller shall provide and maintain one or more of the following in an amount as described in section (c)(2) below.

      (i) An irrevocable bank letter of credit delivered to and in favor of PGandE with terms acceptable to PGandE.

     (ii) A payment bond providing for payment to PGandE in the event of any failure to meet the performance requirements set forth in Section (b) above or breach of this Agreement by Seller. Such bond shall be issued by a surety company acceptable to PGandE and shall have terms acceptable to PGandE.

    (iii) Fully paid up, noncancellable Project Failure Insurance made payable to PGandE with terms of such policy(ies) acceptable to PGandE.

     (iv) A performance bond providing for payment to PGandE in the event of any failure to meet the performance requirements set forth in Section (b) above or breach of this Agreement by Seller. Such bond shall be issued by a surety company acceptable to PGandE and shall have terms acceptable to PGandE.

      (v) A corporate guarantee of payment to PGandE which PGandE deems, in its sole discretion, to provide at least the same quality of security as subsections (i) through (iv) above.

     (vi) Other forms of security which PGandE does not deem to be equivalent security to those listed in subsections (i) through (v) above, and which PGandE, in its sole discretion, deems adequate. Such other forms of security may include, for example, a corporate guarantee or a lien, mortgage or deed of trust on the Facility or land upon which it
                                                 --------
          is located. A 1.5% discount will be applied against the levelized energy price portion of PGandE's payments to Seller during the fixed
                                                                         -----
          price period if this type of security is provided.
          ----- ------

  (2) (i) Commencing 90 days prior to the scheduled operation date and
                                          --------- --------- ----
          continuing until December 1 of the following calendar year, security as described in Section (c)(1) above shall be in place in an amount calculated in accordance with the formula set forth in section (a) above, assuming Seller delivered energy through the end of the following calendar year and then terminated this Agreement. For purposes of determining the


                                      B-8
                                                           S.O. #4
                                                           May 7, 1984
          required amount of security, it shall be assumed that Seller's deliveries through the end of the following calendar year would equal R x C x H, where:

               R =  nameplate rating, in kW, of the Facility.
                                                    --------
               C =  estimated capacity factor of the Facility, which shall be
                                                     --------
                    established by mutual agreement of the Parties at the time of execution of this Agreement.
               H =  number of hours from the scheduled operation date through
                                             --------- --------- ----
                    the end of the following calendar year.

     (ii) in the second calendar year of operation and each year thereafter until the end of the fixed price period, from December 1 through
                               ----- ----- ------
          December 1 of the following year, security shall be in place in an amount calculated by the formula set forth in section (a) above assuming Seller continued to deliver energy in each month through the end of the following calendar year, at a level equal to the average monthly energy deliveries to date, and then terminated this Agreement.

(3)  Security must be maintained throughout the fixed price period as specified
                                                ----- ----- ------
     above. Any security with a fixed expiration date must be renewed by Seller prior to that date. If such security is not renewed at least 30 days prior to its expiration, PGandE may, at its discretion, either request payment from Seller or immediately draw on the security posted, up to the amount calculated in accordance with the formula set forth in Section (a) above.

(4)  If, at any time during the fixed price period, PGandE believes Seller is in
                                ----- ----- ------
     material breach of this Agreement, PGandE shall so notify Seller in writing and Seller must remedy such breach within a reasonable period of time. If Seller does not so remedy, PGandE may, at its discretion, either request payment from Seller or immediately draw upon the security posted, up to the amount calculated in accordance with the formula set forth in Section
     (a) above, provided that if during Seller's period to remedy, Seller disputes PGandE's conclusion that Seller is in material breach, and PGandE elects to draw upon the security, the amount drawn upon by PGandE shall be deposited in an interest earning escrow account and held in such account until the dispute is resolved in accordance with Section (c)(5) below.

(5) Upon the written request of either Party, any controversy or dispute between the Parties concerning Section (c)(4) above shall be subject to arbitration in accordance with the provisions of the California Arbitration Act, Sections (1280-1294.2)of the California Code of Civil Procedure except as provided otherwise in this section. Either Party may demand arbitration by first giving written notice of the existence of a dispute and then within 30 days of such notice giving a second written notice of the demand for arbitration.

     Within ten days after receipt of the demand for arbitration, each Party shall appoint one person, who shall not be an employee of either Party, to hear and determine the dispute. After both arbitrators have been appointed, they shall within five (5) days select a third arbitrator.

     The arbitration hearing shall take place in San Francisco, California, within 30 days of the appointment of the arbitrators, at such time and place as they select. The arbitrators shall give written notice of the time of the hearing to both Parties at least ten days prior to the hearing. The arbitrators shall not be authorized to alter, extend, or modify the terms of this Agreement. At the hearing, each Party shall submit a proposed written decision, and any relevant evidence may be presented. The decision of the arbitrators must consist of selection of one of the two proposed decisions, in its entirety.

     The decision of any two arbitrators shall be binding and conclusive as to disputes relating to Section (c)(4) only. Upon determining the matter, the arbitrators shall promptly execute and acknowledge their decision and deliver a copy to each Party. A judgment confirming the award may be rendered by any superior court having jurisdiction. Each Party shall bear its own arbitration costs and expenses, including the cost of the arbitrator it selected, and the costs and expenses of the third arbitrator shall be divided equally between both Parties, except as provided otherwise elsewhere in this Agreement.

     Pending resolution of any controversy or dispute hereunder, performance by each Party shall continue so as to maintain the status quo prior to notice of such controversy or dispute. Resolution of the controversy or dispute shall include payment of any interest accrued in the escrow account.

                                   TABLE B-2
                        Levelized Energy Price Schedule

For a term of agreement of 15-16 years:
      ---- -- ---------

Year in
Which
Energy
Deliv-                 Levelized Energy Prices*, (cent)/kWh             Weighted
eries    -------------------------------------------------------------
                    Period A                       Period B             Annual
         ------------------------------- -----------------------------
Begin    On-Peak  Partial-Peak  Off-Peak On-Peak Partial-Peak Off-Peak  Average
-------  -------  ------------  -------- ------- ------------ --------  --------

1983       5.76       5.50        5.31     5.85     5.71        5.58      5.57
1984       6.06       5.78        5.58     6.14     6.00        5.86      5.85
1985       6.41       6.11        5.91     6.50     6.35        6.20      6.19

1986       6.85       6.54        6.32     6.95     6.79        6.63      6.62
1987       7.37       7.03        6.79     7.47     7.30        7.13      7.12
1988       7.96       7.60        7.34     8.07     7.89        7.70      7.69

For a term of agreement of 17-19 years:
      ---- -- ---------

Year in
Which
Energy
Deliv-                 Levelized Energy Prices*, (cent)/kWh             Weighted
eries    -------------------------------------------------------------
                    Period A                       Period B             Annual
         ------------------------------- -----------------------------
Begin    On-Peak  Partial-Peak  Off-Peak On-Peak Partial-Peak Off-Peak  Average
-------  -------  ------------  -------- ------- ------------ --------  --------

1983       5.90       5.63        5.44     5.98     5.84        5.71      5.70
1984       6.23       5.95        5.74     6.32     6.18        6.03      6.02
1985       6.60       6.30        6.08     6.69     6.53        6.38      6.37

1986       7.06       6.73        6.51     7.16     7.00        6.83      6.82
1987       7.60       7.25        7.00     7.70     7.53        7.35      7.34
1988       8.21       7.83        7.57     8.32     8.13        7.94      7.93

For a term of agreement of 20-30 years:
      ---- -- ---------

Year in
Which
Energy
Deliv-                 Levelized Energy Prices*, (cent)/kWh             Weighted
eries    -------------------------------------------------------------
                    Period A                       Period B             Annual
         ------------------------------- -----------------------------
Begin    On-Peak  Partial-Peak  Off-Peak On-Peak Partial-Peak Off-Peak  Average
-------  -------  ------------  -------- ------- ------------ --------  --------

1983       6.49       6.20         5.98    6.58     6.43        6.28      6.27
1984       6.90       6.58         6.35    6.99     6.83        6.67      6.66
1985       7.34       7.00         6.76    7.44     7.27        7.10      7.09

1986       7.88       7.51         7.26    7.99     7.81        7.62      7.61
1987       8.49       8.10         7.82    8.61     8.41        8.21      8.20
1988       9.16       8.74         8.44    9.29     9.08        8.86      8.85

---------------
*   These prices are differentiated by the time periods as defined in Table B-4.

               Energy Payment Option 3 - Incremental Energy Rate


     During the period specified in Article 4, annual adjustments to Seller's energy payments shall be made as described below.

     At the end of each calendar year, the Derived Incremental Energy Rate (with units expressed in Btu/kWh) will be calculated as follows:

     Derived Incremental Energy Rate (DIER) =   B
                                              -----
                                              A x C

     where:

          A = the total kWh delivered by seller during the calendar year, excluding any kWh delivered when Seller was asked to curtail deliveries under Curtailment Option A or when Seller was asked to
                                                     --
               take adjusted prices under Curtailment Option S.

          B =  the total dollars paid for the energy described for A above.

          C = the weighted average price paid during the calendar year by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants, expressed in $/Btu on a gas Btu basis.

     If the DIER is between the upper and lower Incremental Energy Rate Bounds specified for that year in Table B-3 for the curtailment option selected by Seller, no additional payment is due either Party.

     If the DIER is below the lower Incremental Energy Rate Bound, PGandE shall pay Seller an amount calculated as follows:

     P  =  Lower Incremental
      S   (Energy Rate bound - DIER)(A)(C)

     where:

          P    = additional payment due Seller.
           S

          DIER = Derived Incremental Energy Rate.


PGandE shall add this payment to the first payment made to Seller following the calculation.

     If the DIER is above the upper Incremental Energy Rate Bound, Seller shall pay PGandE an amount calculated as follows:

                  Upper Incremental
     P  = (DIER - Energy Rate Bound)(A)(C)
      B

     where:

     P    = Amount due PGandE
      B
     DIER = Derived Incremental Energy Rate.

This amount shall be deducted from the first payment made to Seller following the calculation. If there is any remaining amount due PGandE, PGandE may, at its option, invoice Seller with such payment due within 30 days or deduct this amount from future payments due Seller.

                                   TABLE B-3

                     Forecasted Incremental Energy Rates and
                         Incremental Energy Rate Bounds


Curtailment Option A:


                       Incremental
        Forecasted       Energy       Upper Incremental    Lower Incremental
        Incremental     Rate Band          Energy               Energy
          Energy       Width from        Rate Bound,          Rate Bound,
          Rates,        Article 4,         Btu/kWh              Btu/kWh
         Btu/kWh         Btu/kWh         [column (a)          [column (a)
Year       (a)             (b)        plus column (b)]     minus column(b)]
----    -----------    -----------    -----------------    -----------------

1984      9,000
                        ---------      ---------------      ---------------
1985      9,050
                        ---------      ---------------      ---------------

1986      8,840
                        ---------      ---------------      ---------------
1987      8,850
                        ---------      ---------------      ---------------
1988      8,960
                        ---------      ---------------      ---------------

1989      8,820
                        ---------      ---------------      ---------------
1990      8,540
                        ---------      ---------------      ---------------
1991      8,540
                        ---------      ---------------      ---------------

1992      8,540
                        ---------      ---------------      ---------------
1993      8,540
                        ---------      ---------------      ---------------
1994      8,540
                        ---------      ---------------      ---------------

1995      8,540
                        ---------      ---------------      ---------------
1996      8,540
                        ---------      ---------------      ---------------
1997      8,540
                        ---------      ---------------      ---------------

1998      8,540
                        ---------      ---------------      ---------------

Curtailment Option B:


                       Incremental
        Forecasted       Energy       Upper Incremental    Lower Incremental
        Incremental     Rate Band          Energy               Energy
          Energy       Width from        Rate Bound,          Rate Bound,
          Rates,        Article 4,         Btu/kWh              Btu/kWh
         Btu/kWh         Btu/kWh         [column (a)          [column (a)
Year       (a)             (b)        plus column (b)]     minus column(b)]
----    -----------    -----------    -----------------    -----------------

1984      9,440
                        ---------      ---------------      ---------------
1985      9,500
                        ---------      ---------------      ---------------

1986      9,280
                        ---------      ---------------      ---------------
1987      9,290
                        ---------      ---------------      ---------------
1988      9,400
                        ---------      ---------------      ---------------

1989      9,270
                        ---------      ---------------      ---------------
1990      8,970
                        ---------      ---------------      ---------------
1991      8,970
                        ---------      ---------------      ---------------

1992      8,970
                        ---------      ---------------      ---------------
1993      8,970
                        ---------      ---------------      ---------------
1994      8,970
                        ---------      ---------------      ---------------

1995      8,970
                        ---------      ---------------      ---------------
1996      8,970
                        ---------      ---------------      ---------------
1997      8,970
                        ---------      ---------------      ---------------

1998      8,970
                        ---------      ---------------      ---------------



                                   TABLE B-41
                                  Time Periods

                                               Monday                                     Sundays
                                               through                                      and
                                               Friday2            Saturdays2              Holidays
                                             ----------           ----------              ---------
Seasonal Period A
(May I through September 30)

     On-Peak                                 12:30 p.m.
                                                 to
                                              6:30 p.m.

     Partial-Peak                             8:30 a.m.            8:30 a.m.
                                                 to                   to
                                             12:30 p.m.           10:30 p.m.
                                              6:30 p.m.
                                                 to
                                             10:30 p.m.

     Off-Peak                                10:30 p.m.           10:30 p.m.              All Day
                                                 to                   to
                                              8:30 a.m.            8:30 a.m.

Seasonal Period 3
(October I through April 30)

     On-Peak                                  4:30 p.m.
                                                 to
                                              8:30 p.m.

     Partial-Peak                             8:30 p.m.            8:30 a.m.
                                                 to                   to
                                             10:30 p.m.           10:30 p.m.
                                              8:30 a.m.
                                                 to
                                              4:30 p.m.

     Off-Peak                                10:30 p.m.           10:30 p.m.              All Day
                                                 to                   to
                                              8:30 a.m.            8:30 a.m.



1 This table is subject to change to accord with the on-peak, partial-peak, and off-peak periods as defined in PGandE's own rate schedules for the sale of electricity to its large industrial customers.

2 Except the following holidays: New Year's Day, Washington's birthday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Thanksgiving Day, and Christmas Day, as specified in Public Law 90-363 (5 U.S.C.A. Section 6103(a))



                                                             TABLE B-5

                                                           ENERGY PRICES

                                    Energy Prices Effective November 1, 1984 - January 31, 1985

                    The energy purchase price calculations which will apply to energy deliveries determined from meter readings taken during November, December, and January are as follows:



                                    (a)                       (b)                        (c)                        (d)
                                                                                  Revenue Requirement          Energy Purchase
    Time Period                 Incremental                                           for Cash                    Price4
---------------------          Energy Rate1            Cost of Energy2            Working Capital3       (d) = [(a) x (b)] + (c)
                                ------------            ---------------           -----------------       -----------------------
                                 (Btu/kWh)                 ($/10 Btu)                  ($/kWh)                   ($/kWh)
November 1 - January 31
     (Period B)

Time of
Delivery Basis:

     On-Peak                     16,320                    5.4011                      0.00053                    0.08868
     Partial-Peak                15,689                    5.4011                      0.00051                    0.08525
     Off-Peak                    11,625                    5.4011                      0.00038                    0.06317

Seasonal Average                 13,692                    5.4011                      0.00045                    0.07440
  (Period B)


---------------------

1    Incremental energy rates (Btu/kWh) for Seasonal Period A and Seasonal
     Period B are derived from the marginal energy costs (including variable operating and maintenance expense) adopted by the CPUC in Decision No.
                                                       ----
     83-12-068 (page 339). They are based upon natural gas as the incremental fuel and weighted average hydroelectric power conditions.

2    Cost of natural gas under PGandE Gas Schedule No. G-55 effective October 1,
     1984 per Advice No. 1285-G.

3    Revenue Requirement for Cash Working Capital as prescribed by the CPUC in
                                                                       ----
     Decision No. 83-12-068.

4    Energy Purchase Price = (Incremental Energy Rate x Cost of Energy) +
     Revenue Requirement for Cash Working Capital. The energy purchase price excludes the applicable energy line loss adjustment factors. However, as ordered by Ordering Paragraph No. 12(j) of CPUC Decision No. 82-12-120,
                                                ----
     this figure is currently 1.0 for transmission and primary distribution loss adjustments and is equal to marginal cost line loss adjustment factors for the secondary distribution voltege level. These factors may be changed by the CPUC in the future. The currently applicable energy lose adjustment
         ----
     (actors are shown in Table B-6.





                                                             TABLE B-6
                                                   Energy Loss Adjustment Factors



                                                                        Primary             Secondary
                                            Transmission             Distribution          Distribution
                                            ------------             ------------          ------------

Seasonal Period A
(May I through September 30)

     On-Peak                                    1.0                      1.0                   1.0148
     Partial-Peak                               1.0                      1.0                   1.0131
     Off-Peak                                   1.0                      1.0                   1.0093

Seasonal Period B
(October I through April 30)

     On-Peak                                    1.0                      1.0                  1.0128
     Partial-Peak                               1.0                      1.0                  1.0119
     Off-Peak                                   1.0                      1.0                  1.0087



1 The applicable energy loss adjustment factors may be revised pursuant to orders of the CPUC.
                   ----

                                   APPENDIX C
                              CURTAILMENT OPTIONS


     Seller has two options regarding curtailment of energy deliveries and Seller has made its selection in Article 7. The two options are as follows:

                 CURTAILMENT OPTION OPTION A - HYDRO SPILL AND
                                               NEGATIVE AVOIDED COST

     (a) In anticipation of a period of hydro spill conditions, as defined by the CPUC, PGandE may notify Seller that any purchases of energy from Seller
    ----
during such period shall be at hydro savings prices quoted by PGandE. if Seller delivers energy to PGandE during any such period, Seller shall be paid hydro savings prices for those deliveries in lieu of prices which would otherwise be applicable. The hydro savings prices shall be calculated by PGandE using the following formula:

                        AQF - S
                      ----------  x PP                      (>0)
                          AQF                                =


where:

          AQF = Energy in kWh, projected to be available during hydro spill conditions from all qualifying facilities under agreements containing hydro savings price provisions.

          S    = Potential energy, in kWh, from PGandE hydro facilities which will be spilled if all AQF is delivered to PGandE:.

          PP   = Prices published by PGandE for purchases during other than hydro spill conditions.


     PGandE shall give Seller notice of general periods when hydro spill conditions are anticipated, and shall give Seller as much advance notice as practical of any specific hydro spill period and the hydro savings price which will be applicable during such period.

     (b) PGandE shall not be obligated to accept or pay for and may require Seller with a Facility with a nameplate rating of one megawatt or greater to
              --------
interrupt or reduce deliveries of energy during periods when PGandE would incur negative avoided costs (as defined by the CPUC) due to continued acceptance of
                                          ----
energy deliveries under this Agreement. Whenever possible, PGandE shall give Seller reasonable notice of the possibility that interruption or reduction of deliveries way be required.

     (c) Before interrupting or reducing deliveries under subsection (b), above, and before invoking hydro savings prices under subsection (a), above, PGandE shall take reasonable steps to make economy sales of the surplus energy giving rise to the condition. If such economy sales are made, while the surplus energy condition exists Seller shall be paid at the economy sales price obtained by PGandE in lieu of the otherwise applicable prices.

     (d) If Seller is selling net energy output to PGandE and simultaneously
                              --- ------ ------
purchasing its electrical needs from PGandE and Seller elects not to sell energy to PGandE at the hydro savings price pursuant to subsection (a) or when PGandE curtails deliveries of energy pursuant to subsection(b), Seller shall not use such energy to meet its electrical needs but shall continue to purchase all its electrical needs from PGandE. If Seller is selling surplus energy output to
                                                   ------- ------ ------
PGandE, subsections (a) or (b) shall only apply to the surplus energy output
                                                       ------- ------ ------
being delivered to PGandE, and Seller can continue to internally use that generation it has retained for its own use.

                  CURTAILMENT OPTION B - ADJUSTED PRICE PERIOD

     (a) in each calendar year, the price which PGandE is obligated to pay Seller for energy deliveries during 1,000 off-peak hours (as defined in Table B-4, Appendix B) may be adjusted to a price equal to, but not in excess of, PGandE's available alternative source. This adjusted price shall be effective under any of the following conditions;

          (i) when PGandE 's energy source at the margin is not a PGandE oil- or gas-fueled plant, and PGandE can replace Seller's energy with energy from this source at a cost less than the price paid to Seller;

          (ii) when PGandE would incur negative avoided costs (as defined by the
     CPUC) due to continued acceptance of energy deliveries under this
     ----
     Agreement; or

          (iii) when PGandE is experiencing minimum system operations.

     During any of the conditions described above the adjusted price may be zero.

     (b) Whenever possible, PGandE shall give Seller reasonable notice of any price adjustment for energy deliveries and its probable duration.

     (c) If seller is selling net energy output to PGandE and simultaneously
                              --- ------ ------
purchasing its electrical needs from PGandE and Seller elects not to sell energy to PGandE at the adjusted price, Seller shall not use such energy to meet its electrical needs but shall continue to purchase all its electrical needs from PGandE.

     (d) After Seller receives notice of f the probable duration of the period during which the adjusted price will be paid, Seller may elect to perform maintenance during such period and so inform the PGandE employee in charge at the designated PGandE
                                                          ---------- ------
switching center prior to the time when the adjusted price period is expected to
--------- ------
begin. If Seller makes such election, the number of off-peak hours of probable duration quoted in PGandE notice to Seller shall be applied to the 1,000-hour calendar year limitation set forth in this section. After an election to do maintenance, if Seller makes any deliveries of energy during the quoted probable duration period, Seller shall be paid the adjusted price quoted in its notice from PGandE without regard to any subsequent changes on the PGandE system which may alter the adjusted price or shorten the actual duration of the condition.

                                   APPENDIX D
                             AS-DELIVERED CAPACITY

D-1 AS-DELIVERED CAPACITY PAYMENT OPTIONS

     Seller has two options for as-delivered capacity payments and Seller has
                                ------------ --------
made its selection in Article 5. The two options are as follows:

                     AS-DELIVERED CAPACITY PAYMENT OPTION 1

     PGandE shall pay Seller for as-delivered capacity at prices authorized from
                                 ------------ --------
tine to time by the CPUC. The as-delivered capacity prices in effect on the date
                    ----      ------------ --------
of execution are calculated as shown in Exhibit D-1.

                     AS-DELIVERED CAPACITY PAYMENT OPTION 2

     During the fixed price period, the as-delivered capacity prices will be
                ------ ----- -----      ------------ --------
calculated in accordance with Exhibit D-1 and the forecasted shortage costs in Table D-2.

     For the remaining years of the term of agreement, PGandE shall pay Seller
                                    ---- -- ---------
for as-delivered capacity at the
    ------------ --------
higher of:

     (i)  prices authorized from time to time by the CPUC;
                                                     ----

     (ii) the as-delivered capacity prices that were paid Seller in the last
              ------------ --------
          year of the fixed price period; or
                      ----- ----- ------

     (iii) the as-delivered capacity prices in effect in the first year
               ------------ --------
          following the end of the fixed price period, provided that the
                                   ----- ----- ------
          annualized shortage cost from which these prices are derived does not exceed the annualized value of a gas turbine.

D-2 As-DELIVERED CAPACITY IN EXCESS OF FIRM CAPACITY

     The amount of capacity delivered in excess of firm capacity will be
                                                   ---- --------
considered as-delivered capacity. This as-delivered capacity is based on the
           ------------ --------       ------------ --------
total kilowatt-hours delivered each month during all on-peak, partial-peak and off-peak hours excluding any energy associated with generation levels equal to or less than the firm capacity.
                 ---- --------

     Seller has the two options listed in Section D-1 for payment for such as-delivered capacity. Seller has made its selection in Article 5.
------------ --------

                                  EXHIBIT D-1

     The as-delivered capacity price (in cents per KW-hr) for power delivered by
         ------------ --------
the Facility is the product of three factors:
    --------

          (a) The shortage cost in each year the Facility is operating.
                                                 --------
     Currently, this shortage cost is $156 per kW-year.

          (b) A capacity loss adjustment factor which provides for the effect of the deliveries on PGandE's transmission and distribution losses based on the Seller's interconnection voltage level. The applicable capacity loss adjustment factors for non-remote1 Facilities are presented in Table D-1(a). Capacity loss adjustment factors for remote Facilities shall be calculated individually.

          (c) An allocation factor which accounts for the different values of as-delivered capacity in different time periods and converts dollars per
     ------------ --------
     kW-year to cents per kWh. The current allocation factors are presented in Table D-l(b). The time periods to which they apply are shown in Table B-4, Appendix B. The allocation factors are subject to change from time to time.


---------------

1    As defined by the CPUC.
                       ---

                                  TABLE D-1(a)
                        Capacity Loss Adjustment Factors
                           for Non-Remote1 Facilities

Voltage Level                                           Loss Adjustment Factor
-------------                                           ----------------------

Transmission                                                    .989
Primary Distribution                                            .991
Secondary Distribution                                          .991


If the Facility is remote, the capacity loss adjustment factor is
       --------
---------------------------2.




                                  TABLE D-1(b)
                               Allocation Factors
                           for As-Delivered Capacity3

                            On-Peak          Partial-Peak        Off-Peak
                        --------------     --------------    ---------------
                        (cent)-yr/$-hr)    (cent)-yr/$-hr)   (cent)-yr/$-hr)

 Seasonal Period A         .10835               .02055             .00002
 Seasonal Period B         .00896               .00109             .00001

---------------

1    As defined by the CPUC. The capacity loss adjustment factors for remote
                       ----
     Facilities are determined individually.

2    Determined individually.

3 The units for the allocation factor, (cent)-yr/$-hr, are derived from the conversion of (cent)/kW-yr into (cent)/kWh as follows:

             (cent)/KWh         (cent)/kW-hr     (cent)-yr
             ----------   =     ------------  =  ---------
              $/kW-yr              $/kW-yr          $-hr

     The allocation factors were prescribed by the CPUC in Decision No.
                                                   ----
     83-12-068 and are subject to change from time to time.

                                   TABLE D-2

                       Forecasted Shortage Cost Schedule

                                                 Forecast Shortage
    Year                                           Cost, $/kW-Yr
-------------                                    ------------------

    1983                                                   70
    1984                                                   76
    1985                                                   81

    1986                                                   88
    1987                                                   95
    1988                                                  102

    1989                                                  110
    1990                                                  118
    1991                                                  126

    1992                                                  135
    1993                                                  144
    1994                                                  154

    1995                                                  164
    1996                                                  176
    1997                                                  188

                                   APPENDIX E
                                 FIRM CAPACITY
                                    CONTENTS

Section                                                      Page
-------                                                      ----
  E-1               GENERAL                                  E-2
  E-2               PERFORMANCE REQUIREMENTS                 E-2
  E-3               SCHEDULED MAINTENANCE                    E-4
  E-4               ADJUSTMENTS TO FIRM CAPACITY             E-5
  E-5               FIRM CAPACITY PAYMENTS                   E-6
  E-6               DETERMINATION OF NATURAL FLOW DATA       E-12
  E-7               THEORETICAL OPERATION STUDY              E-13
  E-8               DETERMINATION OF AVERAGE DRY             E-15
                    YEAR CAPACITY RATINGS
  E-9               INFORMATION REQUIREMENTS                 E-15
  E-10              ILLUSTRATIVE EXAMPLE                     E-16
  E-11              MINIMUM DAMAGES                          E-19

                                   APPENDIX E
                                 FIRM CAPACITY

E-1 GENERAL

     This Appendix E establishes conditions and prices under which PGandE shall pay for firm capacity.
        ---- --------

     PGandE's obligation to pay for firm capacity shall begin on the firm
                                    ---- --------                    ----
capacity availability date. The firm capacity price shall be subject to
-------- ------------ ----      --- --------- -----
adjustment as provided for in this Appendix E.

     The firm capacity prices in Table E-2 are applicable for deliveries of firm
         ---- -------- ------                                               ----
capacity beginning after December 30, 1982.
--------

E-2 PERFORMANCE REQUIREMENTS

     (a) To receive full capacity payments, the firm capacity shall be delivered
                                                ---- --------
for all of the on-peak hours1 in the peak months on the PGandE system, which are presently the months of June, July, and August, subject to a 20 percent allowance for forced outages in any month. Compliance with this provision shall
              ------ -------
be used on the Facility's total on-peak deliveries for each of the peak
               ----------

---------------
1 On-peak, partial-peak, and off-peak hours are defined in Table B-4, Appendix B.

months and shall exclude any energy associated with generation greater than the firm capacity.
---- --------

     (b) If Seller is prevented from meeting the performance requirements because of a forced outage on the PGandE system, a PGandE curtailment of Seller's deliveries, or a condition set forth in Section A-7, Appendix A, PGandE shall continue capacity payments. Firm capacity payments will be calculated in
                                  ---- --------
the same manner used for scheduled maintenance outages.

     (c) It Seller is prevented from meeting the performance requirements because of force majeure, PGandE shall continue capacity payments for ninety days from the occurrence of the force majeure. Thereafter, Seller shall be deemed to have failed to have met the performance requirements. Firm capacity
                                                                ---- --------
payments will be calculated in the same manner used for scheduled maintenance outages.

     (d) If Seller is prevented from meeting the performance requirements because of extreme dry year conditions, PGandE shall continue capacity payments. Extreme dry year conditions are drier than those used to establish firm capacity
                                                                   ---- --------
pursuant to Section E-8. Seller shall warrant to PGandE that the Facility is a
                                                                 --------
hydroelectric facility and that such conditions are the sole cause of Seller's inability to meet its firm capacity obligations.
                      ---- --------

     (e) If Seller is prevented from meeting the performance requirements for reasons other than those described above in Sections E-2(b), (c), or (d):

          (1) Seller shall receive the reduced firm capacity payments as
                                               ---- --------
     provided in Section E-5 for a probationary period not to exceed 15 months, or as otherwise agreed to by the Parties.

          (2) If, at the end of the probationary period Seller has not demonstrated that the Facility can meet the performance requirements,
                           --------
     PGandE may derate the firm capacity pursuant to Section E-4(b).
                           ---- --------

E-3 SCHEDULED MAINTENANCE

     Outage periods for scheduled maintenance shall not exceed 840 hours (35 days) in any 12-month period. This allowance may be used in increments of an hour or longer on a consecutive or nonconsecutive basis. Seller may accumulate unused maintenance hours from one 12-month period to another up to a maximum of 1,080 hours (45 days). This accrued time must be used consecutively and only for major overhauls. Seller shall provide PGandE with the following advance notices:
24 hours for scheduled outages less than one day, one week for a scheduled outage of one day or more (except for major overhauls), and six months for a major overhaul. Seller shall not schedule major overhauls during the peak months (presently June, July and August). Seller shall make reasonable efforts to schedule Or reschedule routine maintenance outside the peak months, and in no event shall outages for scheduled maintenance exceed 30 peak hours during the peak months. Seller shall confirm in writing to PGandE pursuant to Article 9, within 24 hours of the original notice, all notices Seller gives personally or by telephone for scheduled maintenance.

     If Seller has selected Curtailment option B, off-peak hours of maintenance performed pursuant to Section (d) of Curtailment Option B, Appendix C shall not be deducted from Seller's scheduled maintenance allowances set forth above.

E-4 ADJUSTMENTS TO FIRM CAPACITY

     (a) Seller may increase the firm capacity with the approval of PGandE and
                                 ---- --------
receive payment for the additional capacity thereafter in accordance with the applicable capacity purchase price published by PGandE at the time the increase is first delivered to PGandE.

     (b) Seller may reduce the firm capacity at any time prior to the firm
                               ---- --------                          ----
capacity availability date by giving written notice thereof to PGandE. PGandE
------- ------------- ----
may derate the firm capacity in accordance with Section E-2(e) as a result of
               ---- --------
appropriate data showing Seller has failed to meet the performance requirements of Section E-2.

E-5 FIRM CAPACITY PAYMENTS

     The method for calculation of firm capacity payments is shown below. As
                                   ---- --------
used below in this section, month refers to a calendar month.

     The monthly payment for firm capacity will be the product of the Period
                             ---- --------
Price Factor (PPF), the Monthly Delivered Capacity (MDC), the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's
                                                            ----------
interconnection voltage, and the appropriate performance bonus factor, if any, from Table E-3, plus any allowable payment for outages due to scheduled maintenance. The firm capacity price shall be applied to meter readings taken
                 ---- -------- -----
during the separate times and periods as illustrated in Table B-4, Appendix B.


     The PPF is determined by multiplying the firm capacity price by the
                                              ---- -------- -----
following Allocation Factors1

                                              Firm                  PPF
                                        x     ----           =
                    Allocation Factor       Capacity Price      ($/kW-month)
                                            -------- -----

Seasonal              .18540                --------------      --------------
Period A

Seasonal              .01043                --------------      --------------
Period B


---------------

1    These allocation factors were prescribed by the CPUC in Decision No.
                                                     ----
     83-12-068. All allocation factors are subject to change by PGandE based on PGandE's marginal capacity cost allocation, as determined in general rate case proceedings before the CPUC. Seasonal Periods A and B are defined in
                                 ----
     Table B-4. Appendix B.

The MDC is determined in the following manner:

     (1) Determine the Performance Factor (P), which is defined as the lesser of
1.0 or the following quantity:

           P =       A
              ------------------            ($ 1.0)
              C x (B-5) x (0.8*)

Where:

A    = Total kilowatt-hours delivered during all on-peak and partial-peak hours excluding any energy associated with generation levels greater than the firm capacity.
       ---- --------

C    = Firm capacity in kilowatts.
       ---- --------

B    = Total on-peak and partial-peak hours during the month.

S    = Total on-peak and partial-peak hours during the month Facility is out of
                                                             --------
       service on scheduled maintenance.

     (2) Determine the Monthly Capacity Factor (MCF), which is computed using the following expression:
                                           M
                          MCF = P x (1.0 - -
                                           D)

Where:

M    = The number of hours during the month Facility is out of service on
                                            --------
       scheduled maintenance.

D    = The number of hours in the month.


---------------

*    0.8 reflects a 20% allowance for forced outage.
                                      ------ ------

     (3)  Determine the MDC by multiplying the MCF by
             C: MDC (kilowatts) = MCF x C

     The monthly payment for firm capacity is then determined by multiply the
                             ---- --------
PPF by the MDC, by the appropriate capacity loss adjustment factor presented from Table E-1, and by the appropriate performance bonus factor, if any, from Table E-3.

 monthly payment                        capacity loss             performance
 firm capacity      = PPF x MDC   x   adjustment factor     x     bonus factor

     Furthermore, the payment for a month in which there is an outage for scheduled maintenance shall also include an amount equal to the product of the average hourly firm capacity payment1 for the most recent month in the same type
               ---- --------
of Seasonal Period (i.e., Seasonal Period A or Seasonal Period B) during which deliveries were made times the number of hours of outage for scheduled maintenance in the current month. Firm capacity payments will continue during
                                  ---- --------
the outage periods for scheduled maintenance provided that the provisions of Section E-3 are met.

     During a probationary period Seller's monthly payment for firm capacity
                                                               ---- --------
shall be determined by substituting for the firm capacity, the capacity at which
                                            ---- --------

---------------

1 Total monthly payment divided by the total number of hours in the monthly billing period.

Seller would have met the performance requirements. In the event that during the probationary period Seller does not meet the performance requirements at whatever firm capacity was established for the previous month, Seller's monthly
         ---- --------
payment for firm capacity shall be determined by substituting the firm capacity
            ---- --------                                         ---- --------
at which Seller would have met the performance requirements. The performance bonus factor shall not be applied during probationary periods.

                                   TABLE E-1

If the Facility is non-remote1 the firm capacity loss adjustment factors are as
       --------                    ---- --------
follows:

Voltage Level                             Loss Adjustment Factor
-------------                             ----------------------

Transmission                                      .989
Primary Distribution                              .991
Secondary Distribution                            .991


If the Facility is remote the firm capacity loss adjustment factor is          2
       --------               ---- --------                           --------.

---------------

1    As defined by the CPUC.
                       ----

2    Determined individually

                                                             TABLE E-2


                                                    Firm Capacity Price Schedule
                                                    ----------------------------
                                                       (Levelized $/kW-year)



Firm
----
Capacity
--------
Avail-
------
ability
-------
Date                                                  Number of Years of Firm Capacity Delivery
                                                                         ---- --------
-----     --------------------------------------------------------------------------------------------------------------------------
(Year)    1     2     3     4     5     6      7      8      9     10     11    12     13     14     15     20       25       30
------   --    --    ---  ---   ---   ---    ---    ---    ---    ---    ---   ---    ---    ---    ---     ---      ---      ---

1982     65    68    70    72    75    77     79     81     84     86     88    90     91     93     95     103      109      113
1983     70    73    75    78    80    83     85     88     90     92     94    96     98    100    102     110      117      122
1984     76    78    81    84    86    89     92     94     97     99    101   103    106    108    110     118      125      130
1985     81    84    87    90    93    96     99    101    104    106    109   111    113    115    118     127      134      140
1986     88    91    94    97   100   103    106    109    112    114    117   119    122    124    126     136      144      150
1987     95    98   101   105   108   111    114    117    120    123    125   128    130    133    135     146      154      160


                                                                E-10


                                   TABLE E-3

                            Performance Bonus Factor

     The following shall be the performance bonus factors applicable to the calculation of the monthly payments for firm capacity delivered by the Facility
                                        ---- --------                  --------
after it has demonstrated a firm capacity factor in excess of 85%.
                            ---- --------

                    DEMONSTRATED
                FIRM CAPACITY FACTOR                   PERFORMANCE
                         (%)                           BONUS FACTOR
                --------------------                   ------------

                       85                              1.000
                       90                              1.059
                       95                              1.118
                       100                             1.176

     After the Facility has delivered power during the span of all of the peak
               --------
months on the PGandE system (presently June, July, and August) in any year
(span),

          (i) the firm capacity factor for each such month shall be calculated
                  ---- --------
     in the following manner:

                                                 F
                                             ---------    x  100
               FIRM CAPACITY FACTOR (%) =    (N-W) x Q

Where:

F    = Total kilowatt-hours delivered by Seller in any peak month during all on-peak hours excluding any energy associated with generation levels greater than the firm capacity.
                        ---- --------

N    - Total on-peak hours during the month.

W    = Total on-peak hours during the peak month that the Facility is out of
                                                          --------
       service on scheduled maintenance.

Q    = Firm capacity in kilowatts.
       ---- --------

          (ii) the arithmetic average of the above firm capacity shall be
                                                   ---- --------
     determined for that span,

          (iii) the average of the above arithmetic average firm capacity
                                                            ---- --------
     factors for the most recent span(s), not to exceed 5, shall be calculated and shall become the Demonstrated Firm Capacity Factor.

     To calculate the performance bonus factor for a Demonstrated Firm Capacity Factor not shown in Table E-3 use the following formula:

Performance Bonus Factor = Demonstrated Firm Capacity Factor (%)
                           -------------------------------------
                                          85%

SECTIONS E-6 THROUGH E-10 SHALL APPLY ONLY TO HYDROELECTRIC
-----------------------------------------------------------
PROJECTS
-------

E-6  DETERMINATION OF NATURAL FLOW DATA

     Natural flow data shall be based on a period of record of at least 50 years and which includes historic critically dry periods. In the event Seller demonstrates that a natural flow data base of at least 50 years would be unreasonably burdensome, PGandE shall accept a shorter period of record with a corresponding reduction in the averaging basis set forth in Section E-8. Seller shall determine the natural flow data by month by using one of the following methods:


                                    Method I

     If stream flow records are available from a recognized gauging station on the water course being developed in the general vicinity of the project, Seller may use the data from them directly.

                                    Method 2

     If directly applicable flow records are not available, Seller may develop theoretical natural flows based on correlation with available flow data for the closest adjacent and similar area which has a recognized gauging station using generally accepted hydrologic estimating methods.

E-7 THEORETICAL OPERATION STUDY

     Based on the monthly natural flow data developed under Section E-6 a theoretical operation study shall be prepared.

by Seller. Such a study shall identify the monthly capacity rating in kW and the monthly energy production in kWh for each month of each year. The study shall take into account all relevant operating constraints, limitations, and requirements including but not limited to --

     (1) Release requirements for support of fish life and any other operating constraints imposed on the project;

     (2) Operating characteristics of the proposed equipment of the Facility
                                                                    --------
such as efficiencies, minimum and maximum operating levels, project control procedures, etc.;

     (3) The design characteristics of project facilities such as head losses in penstocks, valves, tailwater elevation levels, etc.; and

     (4) Release requirements for purposes other than power generation such as irrigation, domestic writer supply, etc.

     The theoretical operation study for each month shall assume an even distribution of generation throughout the month unless Seller can demonstrate that the Facility has water storage characteristics. For the study to show
         --------
monthly capacity ratings, the Facility shall be capable of operating during all
                              --------
on-peak hours in the peak months on the PGandE system, which are presently the months of June, July, and August. If the project does not have this capability throughout each such month, the capacity rating in that month of that year shall be set at zero for purposes of this theoretical operation study.

E-8 DETERMINATION OF AVERAGE DRY YEAR CAPACITY RATINGS

     Based on the results of the theoretical operation study developed under Section E-7, the average dry year capacity rating shall be established for each month. The average dry year shall be based on the average of the five years of the lowest annual generation as shown in the theoretical operation study. Once such years of lowest annual generation are identified, the monthly capacity rating Is determined for each month by averaging the capacity ratings from each month of those years. The firm capacity shown in Article 5 shall not exceed the
                          ---- --------
lowest average dry year monthly capacity ratings for the peak months on the PGandE system, which are presently the months of June, July, and August.

E-9 INFORMATION REQUIREMENTS

     Seller shall provide the following information to PGandE for its review:

     (1) A summary of the average dry year capacity ratings based on the theoretical operation study as provided in Table E-4;

     (2) A topographic project map which shows the location of all aspects of the Facility and locations of stream gauging stations used to determine natural
    --------
flow data;

     (3) A discussion of all major factors relevant to project operation;

     (4) A discussion of the methods and procedures used to establish the natural flow data. This discussion shall be in sufficient detail for PGandE to determine that the methods are consistent with those outlined in Section E-6 and are consistent with generally accepted engineering practices; and

     (5) Upon specific written request by PGandE, Seller's theoretical operation study.

E-10 ILLUSTRATIVE EXAMPLE

     (1) Determine natural flows - These flows are developed based on historic stream gauging records and are compiled by month, for a long-term period (normally at least 50 years or more) which covers dry periods which historically occurred in the 1920's and 30's and more recently in 1976 and 77. In all but unusual situations this will require application of hydrological engineering methods to records that are available, primarily from the USGS publication "Water Resources Data for California".

     (2) Perform theoretical operation study - Using the natural flow data compiled under (l) above a theoretical operation study is prepared which determines, for each month of each year, energy generation (kWh) and capacity rating (kW). This study is performed based on the Facility's design, operating
                                                  ----------
capabilities, constraints, etc., and should take into account all factors relevant to project operation. Generally such a study is done by Computer which routes the natural flows through project features, considering additions and withdrawals from storage, spill past the project, releases for support of fish life, etc., to determine flow available for generation. Then the generation and capacity amounts are computed based )n equipment performance, efficiencies, etc.

     (3) Determine average dry year capacity ratings - After the theoretical project operation study is complete the five years in which the annual generation (kWh) would have been the lowest are identified. Then for each month, the capacity rating (kW) is averaged for the five years to arrive at a monthly average capacity rating. The firm capacity is then set by the Seller based on
                             ---- --------
the monthly average dry year capacity ratings and the performance requirements of this appendix. An example project is shown in the attached completed Table E-4.

                                    EXAMPLE
                                   TABLE E-4


                    Summary of Theoretical Operation Study.

Project: New Creek 1
         --------------------

Water Source: West Fork New Creek
              -----------------------------------------------------------------

Mode of Operation; Run of the river
              -----------------------------------------------------------------

Type of Turbine:  Francis Design Flow: 100 cfs  Design Head: 150 feet
                  ------               ------                --------

Operating Characteristics1:

                        Flow      Head   (feet)  Output        Efficiency (%)
                                  -------------           ----------------------
                       (cfs)      Gross    Net    (kW)      Turbine    Generator
                       -----     ------  ------  ------   -----------  ---------
Normal Operation        100       160      150    1,120        90         98
Maximum Operation       110       160      148    1,150        85         98
Minimum Operation        30       160      155      290        75         98

Average Dry Year Operation - Based on the average of the following lowest generation years: 1930, 1932, 1934, 1949, 1977.

                  Energy Generation       Capacity Output        Percent of
    Month             (kWh)                     (kW)        Total Hours Operated
  --------        -----------------       ---------------   --------------------

January              855,000                   1.150                 100
February             753,000                   1,120                 100
March                818,000                   1,100                 100
April                727,000                   1,010                 100
May                  699,000                     940                 100
June                 612,000                     850                 100
July                 484,000                     650                 100
August               305,000                     410                 100
September            245,000                     340                 100
October              148,800                     200                 100
November             468,000                     650                 100
December             595,000                     800                 100


Maximum firm capacity:  410 kW
        ---- -------

1    If Facility has a variable head, operating curves should be provided.
        --------

E-11 MINIMUM DAMAGES

     (a) in the event the firm capacity is derated or Seller terminates this
                          ---- --------
Agreement, the quantity by which the firm capacity is derated or the firm
                                     ---- --------                   ----
capacity shall be used to calculate the payments due PGandE in accordance with
--------
Section (d).

     (b) Seller shall be invoiced by PGandE for all amounts due under this section. Payment shall be due within 30 days of the date of invoice.

     (c) if Seller does not make payments pursuant to Section (b), PGandE shall have the right to offset any amounts due it against any present or future payments due Seller.

     (d) Seller shall pay to PGandE:

          (i) an amount equal to the difference between (a) the firm capacity
                                                                ---- --------
     payments already paid by PGandE, based on the original term of agreement
                                                            ---- -- ---------
     and (b) the total firm capacity payments which PGandE would have paid based
                       ---- --------
     on the period of Seller's actual performance using the adjusted firm
                                                            -------- ----
     capacity price. Additionally, Seller shall pay interest, compounded monthly
     -------- -----
     from the date the excess capacity payment was made until the date

     Seller repays PGandE, on all overpayments, at the published Federal Reserve Board three months' Prime Commercial Paper rate; plus

          (ii) a sum equal to the amount by which the firm capacity is being
                                                      ---- --------
     terminated or derated times the difference between the current firm
                                                            ------- ----
     capacity price on the date of termination or duration for a term equal to
     -------- -----
     the balance of the term of agreement and the firm capacity price,
                        ---- -- ---------         ---- -------- -----
     multiplied by the appropriate factor shown in Table E-5 below. In the event that the current firm capacity price is less than the firm capacity price,
              ------- ---- -------- -----                  ---- -------- -----
     no payment under this subsection (ii) shall be due either Party.


                                   TABLE E-5


         Amount of Firm Capacity
                   ---- --------
           Terminated or Derated                       Factor
        -------------------------                      ------

           1,000 kW or under                            0.25
     over  1,000 kW through 10,000 kW                   0.75
     over 10,000 kW through 25,000 kW                   1.00
     over 25,000 kW through 50,000 kW                   3.00
     over 50,000 kW through 100,000 kW                  4.00
     over 100,000 kW                                    5.00

                                   APPENDIX F
                                INTERCONNECTION
                                    CONTENTS

  Section                                                               Page
  -------                                                               ----

  F-1           INTERCONNECTION TARIFFS                                 F-2

  F-2           POINT OF DELIVERY LOCATION SKETCH                       F-3

  F-3           INTERCONNECTION FACILITIES FOR WHICH                    F-4
                SELLER IS RESPONSIBLE

F-1      INTERCONNECTION TARIFFS

          (The applicable tariffs in effect at the time of execution of this Agreement shall be attached.)

Pacific Gas and Electric Company            Revised Cal. P.U.C. Sheet No. 8616-E
                                            -------                       ------
San Francisco, California       Cancelling Original Cal. P.U.C. Sheet No. 7693-E
                                           --------                       ------

             RULE NO. 21 - NONUTILITY-OWNED PARALLEL GENERATION              (T)

This describes the minimum operation, metering and interconnection requirements for any generating source or sources paralleled with the Utility's electric system. Such source of sources may include, but are not limited to, hydroelectric generators, wind-turbine generators, steam or gas driven turbine generators and photovoltaic systems.

A.   GENERAL

     1. The type of interconnection and voltage available at any location and the Utility's specific interconnection require-ments shall be determined by inquiry at the Utility's local office.

     2.   The Utility's distribution and transmission lines which are an     (N)
          integral part of its overall system are distinguished by the voltages at which they are operated. Distribution lines are operated at voltages below 60 kv and transmission lines are
          operated at voltages 60 kv and higher.                             (N)

     3. The Power Producer (Producer) shall ascertain and be respon-sible for compliance with the requirements of all governmental authorities having jurisdiction.

     4. The Producer shall sign the Utility's written form of power purchase agreement or parallel operation agreement before connecting or operating a generating source in parallel with the Utility's system.

     5. The Producer shall be fully responsible for the costs of designing, installing, owning, operating and maintaining all interconnection facilities defined in Section B.1.

     6. The Producer shall submit to the Utility, for the Utility's review and written acceptance, equipment specifications and detailed plans for the installation of all interconnection facilities to be furnished by the Producer prior to their purchase or installation. The Utility's review and written acceptance of the Producer's equipment specifications and detailed plans shall not be construed as confirming or en-dorsing the Producer's design or as warranting the equip-ment's safety, durability or reliability. The Utility shall not, by reason of such review or lack of review, be respon-sible for strength, details of design adequacy, or capacity of equipment built pursuant to such specifications, nor shall the Utility acceptance be deemed an endorsement of any such equipment.

     7. No generating source shall be operated in parallel with the Utility's system until the interconnection facilities have been inspected by the Utility and the Utility has provided written approval to the Producer.

     8. Only duly authorized employees of the Utility are allowed to connect Producer-installed interconnection facilities to, or disconnect the same from, the Utility's overhead or underground lines.

     B.   INTERCONNECTION FACILITIES

     1. GENERAL: Interconnection facilities are all means required, and apparatus installed, to interconnect the Producer's generation with the Utility's system. Where the Producer desires to sell power to the Utility, interconnection facil-ities are also all means required, and apparatus installed, to enable the Utility to receive power deliveries from the Producer. Interconnection facilities may include, but are not limited to:
          a. connection, transformation, switching, metering, commu-nications, control, protective and safety equipment; and
          b. any necessary additions to and reinforcements of the Utility's system by the Utility.

     2.   METERING

     a.   A Producer desiring to sell power to the Utility shall
          provide, install, own and maintain all facilities necessary to accommodate metering equipment specified by the Utility.
          Such metering equipment may include meters, telemetering
          (applicable where deliveries to the Utility exceed 10 MW)
          and other recording and communications devices as may be
          required for the reporting of power delivery data to the
          Utility.  Except as provided for in Section B.2.b following,       (T)
          Section B.2.b following, the Utility shall provide, install, own and maintain all metering equipment as special facil-
          ities in accordance with Section F.                        (Continued)


Advice Letter No. 1025-E     Issued By                   Date Filed May 21 1984
                  ------
Decision No. 83-10-093       W. M. Gallavan              Effective Jun 20 1984
            ----------       Vice-President              Resolution No. ________
                       Rates and Economic Analysis

Pacific Gas and Electric Company            Revised Cal. P.U.C. Sheet No. 8617-E
                                            -------                       ------
San Francisco, California        Cancelling Original Cal. P.U.C.Sheet No. 7694-E
                                            --------                      ------

        RULE NO. 21 - NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)         (T)

B.   INTERCONNECTION FACILITIES (continued)

     2.   METERING

          b.   The Producer may at its option provide, install, own          (N)
               and maintain current and potential transformers rated above 600 volts and a non-revenue type graphic recorder where applicable. Such metering equipment, its instal-lation and maintenance shall all be in conformance with the Utility's specifications.

          c. The Utility's meters shall be equipped with detents to prevent reverse registration so that power deliveries to and from the Producer's equipment can be separately recorded.

     3.   CONTROL, PROTECTION AND SAFETY EQUIPMENT

          a. GENERAL: The Utility has established functional require-ments essential for safe and reliable parallel operation of the Producer's generation. These requirements provide for control, protective and safety equipment to: (1) sense and properly react to failure and malfunction on the Utility's system; (2) assist the Utility in maintain-ing its system integrity and reliability; and (3) protect the safety of the public and the Utility's personnel.

          b. Listed below are the various devices and features generally requied by the Utility as a prerequisite to parallel operation of the Producer's generation:




--------------------------------------------------------------------------------------------------------------------------
                                 CONTROL, PROTECTION AND SAFETY EQUIPMENT CENTRAL REQUIREMENTS 1
--------------------------------------------------------------------------------------------------------------------------
                                                                                GENERATOR SIZE
                                                 -------------------------------------------------------------------------
                                                 10 kw or     11 kw to      41 kw to    101 kw to    401 kw to    Over
                    Device or Feature            Less         40 kw         100 kw      400 kw       1,000 kw     1,000 kw
------------------------------------------------ ------------ ------------- ----------- ------------ ------------ --------
Dedicated Transformer 2                               -            X            X            X            X            X
Interconnection Disconnect Device                     X            X            X            X            X            X
Generator Circuit Breaker                             X            X            X            X            X            X
Over-voltage Protection                               X            X            X            X            X            X
Under-voltage Protection                              -            -            X            X            X            X
Under/Over-frequency Protection                       X            X            X            X            X            X
Ground Fault Protection                               -            -            X            X            X            X
Over-current Relay w/Voltage Restraint                -            -            -            -            X            X
Synchronizing 3                                    Manual        Manual       Manual      Manual       Manual    Automatic
Power Factor or Voltage Regulation                                              X            X            X            X         (T)



          c. DISCONNECT DEVICE: The Producer shall provide, install, own and maintain the interconnection disconnect device required by Section B.3.b at a location readily accessible to the Utility. Such device shall normally be located near the Utility's meter or meters for sole operation by the Utility. The interconnection disconnect device and its precise location shall be specified by the Utility. At the Producer's option and request, the Utility will provide, install, own and maintain the disconnect device on the Utility's system as special facilities in accordance with Section F.



-----------------------

1 Detailed requirements are specified in the Utility's current operating, metering and equipment protection publications, as revised from time to time by the Utility and available to the Producer upon request. For a particular generator application, the Utility will furnish its specific control, protective and safety requirements to the Producer after the exact location of the generator has been agreed upon and the interconnection voltage level has been established.

2 This is a transformer interconnected with no other Producers and serving no other Utility customers. Although the dedicated transformer is not a requirement for generators rated 10 km or less, its installation is recommended by the Utility.

3 This is a requirement for synchronous and other types of generators with   (T)
  stand-alone capability. For all such generators, the Utility will also require the Installation of "reclose blocking" features on its system to block certain operations of the Utility's automatic line restoration equipment.


Advice Letter No. 1025-E     Issued By                   Date Filed
                  ------                                            ------------
Decision No. 83-10-093       W. M. Gallavan              Effective
            ----------       Vice-President                        -------------
                       Rates and Economic Analysis       Resolution No. ________

Pacific Gas and Electric Company           Original Cal. P.U.C. Sheet No. 8618-E
                                           --------                       ------
San Francisco, California        Cancelling ________ Cal. P.U.C.Sheet No. ______

        RULE NO. 21 - NONUTILITY-OWNED PARALLEL GENERATION (Cont'd)          (T)
        --------------------------------------------------

B.   INTERCONNECTION FACILITIES (continued)

     4    UTILITY SYSTEM ADDITIONS AND REINFORCEMENTS

          a.   Except as provided for in Section B.5, all additions          (N)
               to and reinforcements of the Utility's system necessary to interconnect with and receive power deliveries from the Producer's generation will be provided, installed, owned and maintained by the Utility as special facil-ities in accordance with Section F. Such additions and reinforcements may include the installation of a Utility distribution or transmission line extension or the increase of capacity in the Utility's existing distri-bution or transmission lines. The Utility shall deter-mine whether any such additions or reinforcements shall include an increment of additional capacity for the Utility's use in furnishing service to its customers.
               If so, then the costs of providing, installing, owning and maintaining such additional capacity shall be borne by the Utility and/or its customers in accordance with the Utility's applicable tariffs on file with and authorized by the California Public utilities
               Commission (Commission).

          b. The Producer shall advance to the Utility its estimated costs of performing a preliminary or detailed engineering study as may be reasonably required to identify any Producer related Utility system additions and reinforce-ments. Where such preliminary or detailed engineering study involves analysis of the Utility's transmission lines (60 kv and higher), the Utility shall complete its study within twelve calendar months of receiving all necessary plans and specifications from the Producer.

     5. PRODUCER-INSTALLED UTILITY-OWNED LINE EXTENSIONS: The Producer may at its option provide and install an extension of the Utility's distribution or transmission lines where required to complete the Producer's interconnection with the Utility. Such extension shall be installed by contractors approved by the Utility and in accordance with its design and specifica-tions. The Producer shall pay the Utility its estimated costs of design, administration and inspection as may be reasonably required to assure such extension is installed in compliance with the Utility's requirements. Upon final inspection and acceptance by the Utility, the Producer shall transfer owner-ship of the line extension to the Utility where thereafter it shall be owned and maintained as special facilities in accordance with Section F. This provision does not preclude the Producer from installing, owning and maintaining a distribution or transmission line extension as part of its other Producer-owned interconnection facilities.

     6. COSTS OF FUTURE UTILITY SYSTEM ALTERATIONS: The Producer shall be responsible for the costs of only those future Utility system alterations which are directly related to the Producer's presence or necessary to maintain the Producer's interconnection in accordance with the Utility's applicable operating, metering and equipment publication in effect when the Producer and the Utility entered into a written form of power purchase agreement. Alterations made at the Producer's expense shall specifically exclude increases of existing line capacity necessary to accommodate the other Producers or Utility customers. Such alterations may, however, include relocation or undergrounding of the Utility's distribution or transmission lines as may be ordered by a governmental authority having jurisdiction.

     7. ALLOCATION OF THE UTILITY'S EXISTING LINE CAPACITY: For two or more Producers seeking to use an existing line, a first come, first served approach shall be used. The first Producer to request an interconnection shall have the right to use the existing line and shall incur no obligation for costs associated with future line upgrades needed to accom-modate other Producers or customers. The Utility's power purchase agreement shall specify the date by which the Producer must begin construction. If that date passes and construction has not commenced, the Producer shall be given 30 days to correct the deficiency after receiving a reminder from the Utility that the construction start-up date has passed. If construction has not commenced after the 30-day corrective period, the Utility shall have the right to withdraw its commitment to the first Producer and offer the right to interconnect on the existing line to the next Producer in order. If two Producers establish the right of first-in-time simultaneously, the two Producers shall share the costs of any additional line upgrade necessary to facil-itate their cumulative capacity requirements. Costs shall be shared based on the relative proportion of capacity each Producer will add to the line.


Advice Letter No. 1025-E     Issued By                   Date Filed
                  ------                                            ------------
Decision No. 83-10-093       W. M. Gallavan              Effective
            ----------       Vice-President                        -------------
                       Rates and Economic Analysis       Resolution No. ________

Pacific Gas and Electric Company           Revised Cal. P.U.C. Sheet No. 8619-E
                                           -------                       ------
San Francisco, California        Cancelling Original Cal. P.U.C.Sheet No. 7695-E
                                            --------                      ------

        RULE NO. 21 - NONUTILITY-OWNED PARALLEL GENERATION (Cont'd)         (T)
        --------------------------------------------------

C.   ELECTRIC SERVICE FROM THE UTILITY: If the Producer requires            (N)
     regular, supplemental, interruptible or standby service from the Utility, the Producer shall enter into separate contractual arrangements with the Utility in accordance with the Utility's applicable electric tariffs on file with and authorized by the Commission.

D.   OPERATION

     1.   PREPARALLEL INSPECTION: In accordance with Section A.7, the        (N)
          Utility will inspect the (N) Producer's interconnection facil-ities prior to providing it with written authorization to commence parallel operation. Such inspection shall determine whether or not the Producer has installed certain control, protective and safety equipment to the Utility's specifica-tions. Where the Producer's generation has a rated output in excess of 100 kw, the Producer shall pay the Utility its estimated costs of performing the inspection.

     2. JURISDICTION OF THE UTILITY'S SYSTEM DISPATCHER: The Producer's generation while operating in parallel with the Utility's system is at all times under the jurisdiction of the Utility's system dispatcher. The system dispatcher shall normally delegate such control to the Utility's designated switching center.

     3. COMMUNICATIONS: The Productr shall maintain telephone service from the local telephone company to the location of the Producer's generation. In the event such location is remote or unattended, telephone service shall be provided to the nearest building normally occupied by the Producer's generator operator. The Utility and the Producer shall main-tain operating communications through the Utility's desig-nated switching center.

     4. GENERATOR LOG: The Producer shall at all times keep and maintain a detailed generator operations log. Such log shall include, but not be limited to, information on unit avail-ability, maintenance outages, circuit breaker trip operations requiring manual reset and unusual events. The Utility shall have the right to review the Producer's log.

     5. REPORTING ABNORMAL CONDITIONS: The Utility shall advise the Producer of abnormal conditions which the Utility has reason to believe could affect the Utility's Operating conditions or procedures. The Producer shall keep the Utility similar-ly informed.

     6.   POWER FACTOR: The Producer shall furnish reactive power as         (D)
          may be reasonably required by the Utility.

          a.   The Utility reserves the right to specify that gener-         (T)
               ators with power factor control capability, including synchronous generators, be capable of operating continuously at any power factor between 95 percent leading (absorbing vars) and 90 percent lagging
               (producing vars) at any voltage level within +/- 5.0 percent of rated voltage. For other types of generators with no inherent power factor control capability, the Utility reserves the right to specify the installation of capacitors by the Producer to correct generator output to near 95 percent leading power factor. The
               Utility may also require the installation of switched capacitors on its system to produce reactive support equivalent to that provided by operating a synchronous generator of the same size between 95 percent leading and 90 percent lagging power factor.

          b.   Where either the Producer or the Utility determines
               that it is not practical for the Producer to furnish
               the Utility's required level of reactive power or when
               the Utility specifies switched capacitors in its system
               pursuant to Section D.6.a, the Utility will provide,
               install, own end maintain the necessary devices on its
               system in accordance with Section F.                          (T)

E.   INTERFERENCE WITH SERVICE AND COMMUNICATION FACILITIES

     1. GENERAL: The Utility reserves the right to refuse to connect to any new equipment or to remain connected to any existing equipment of a size or character that may be detrimental to the Utility's operations or service to its customers.

Advice Letter No. 1025-E     Issued By                   Date Filed
                  ------                                            ------------
Decision No. 83-10-093       W. M. Gallavan              Effective Jun 20 1984
            ----------       Vice-President              Resolution No. ________
                       Rates and Economic Analysis

Pacific Gas and Electric Company           Revised Cal. P.U.C. Sheet No. 8620-E
                                           -------                       ------
San Francisco, California       Cancelling Original Cal. P.U.C.Sheet No. 7696-E
                                           --------                      ------

        RULE NO. 21 - NONUTILITY-OWNED PARALLEL GENERATION (Cont'd)          (T)
        --------------------------------------------------

E.   INTERFERENCE WITH SERVICE AND COMMUNICATION FACILITIES (continued)

     2. The Producer shall not operate equipment that superimposes upon the Utility's system a voltage or current which causes interference with the Utility's operations, service to the Utility's customer or interference to communication facili-ties. If the Producer causes service interference to others, the Producer must diligently pursue and take corrective action at the Producer's expense after being given notice and reasonable time to do so by the Utility. If the Producer does not take timely corrective action, or continues to operate the equipment causing the interference without restriction or limit, the Utility may without liability, disconnect the Producer's equipment from the Utility's system until a suitable permanent solution provided by the Producer is operational at the Producer's expense.

F.   SPECIAL FACILITIES

     1. Where the Producer requests the Utility to furnish intercon-nection facilities or where it is necessary to make additions to or reinforcements of the Utility's system and the Utility agrees to do so, such facilities shall be deemed to be special facilities and the costs thereof shall be borne by the Producer, including such continuing ownership costs as may be applicable.

     2. Special facilities are (a) those facilities installed at the Producer's request which the Utility does not normally furnish under its tariff schedules, or (b) a prorata portion of existing facilities requested by the Producer, allocated for the sole use of such Producer, which would not normally be allocated for such sole use. Unless otherwise provided by the Utility's filed tariff schedules, special facilities will be installed, owned and maintained or allocated by the Utility as an accommodation to the Producer only if accept-able for operation by the Utility and the reliability of service to the Utility's customers is not impaired.

     3.   Special Facilities will be furnished under the terms and           (N)
          conditions of the Utility's "Agreement for installation or
          Allocation of Special Facilities for Parallel Operation of Nonutility-owned Generation and/or Electrical Standby
          Service" (Form 79-280, effective June 1984) and its
          Appendix A, "Detail of Special Facilities Charges" (Form
          79-702, effective June 1984). Prior to the Producer signing such an agreement, the Utility shall provide the Producer
          with a breakdown of special facilities costs in a form
          having detail sufficient for the information to be reasonably understood by the Producer. The special facilities agreement will include, but is not limited to, a binding quotation of charges to the Producer and the following general terms and
          conditions:                                                        (N)

          a.   Where facilities are installed by the Utility for the         (T)
               Producer's use as special facilities, the Producer shall advance to the Utility its estimated installed cost of the special facilities. The amount advanced is subject to the monthly ownership charge applicable to customer-financed special facilities as set forth in
               Section 1 of the Utility's Rule No. 2.

          b. At the Producer's option, and where such Producer's generation is a qualifying facility 4 and the Producer has established credit worthiness to the Utility's satisfaction, the Utility shall finance those special facilities it deems to be removable and resuable equipment. Such equipment shall include, but not be limited to, transformation, disconnection and metering equipment.

          c.   Existing facilities allocated for the Producer's use
               as special facilities and removable and resuable
               equipment financed by the Utility in accordance with
               Section F.3.b are subject to the monthly ownership
               charge applicable to Utility-financed special facili-
               ties as set forth in Section 1 of Rule 2.                     (T)

-----------------------
4 A qualifying facility is one which meets the requirements established by the Federal Energy Regulatory Commission's rules (18 Code of Federal Regulations
  292) implementing the Public Utility Regulatory Policies Act of 1978 (16 U.S.C.A. 796, et seq.).

Advice Letter No. 1025-E     Issued By                   Date Filed
                  ------                                            ------------
Decision No. 83-10-093       W. M. Gallavan              Effective
            ----------       Vice-President                        -------------
                       Rates and Economic Analysis       Resolution No. ________

Pacific Gas and Electric Company           Original Cal. P.U.C. Sheet No. 8621-E
                                           --------                       ------
San Francisco, California       Cancelling          Cal. P.U.C.Sheet No.
                                           --------                     -------
                                                                        -------

        RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd)         (T)
        ---------------------------------------------------

F.   SPECIAL FACILITIES (continued)

          d. Where the Producer elects to install and deed to the Utility an extension of the Utility's distribution or transmission lines for use as special facilities in accordance with Section B.5, the Utility's estimate of the installed cost of such extension shall be subject to the monthly ownership charge applicable to customer-financed special facilities as set forth in
               Section 1 of the Rule No. 2.

     4.   Where payment or collection of continuing monthly ownership        (T)
          charges is not practicable, the Producer shall be required to make an equivalent one-time payment in lieu of such monthly charges.

     5.   Costs of special facilities borne by the Producer may be           (N)
          subject to downward adjustment (N) adjustment when such special facilities are used to furnish permanent service to a customer of the Utility. This adjustment will be based upon the extension allowance or other such customer allowance which the Utility would have utilized under its then applicable tariffs if the special facilities did not otherwise exist. In no event shall such adjustment exceed the original installed cost of that portion of the special facilities used to serve a new customer. An adjustment, where applicable, will consist of a refund applied to the Producer's initial payment for special facilities and/or a corresponding reduction of the ownership charge.

G. EXCEPTIONAL CASES: Where the application of this rule appears impractical or unjust, the Producer may refer the matter to the Commission for special ruling or for the approval of special conditions.

H.   INCORPORATION INTO POWER PURCHASE AGREEMENTS: Pursuant to Deci-
     sion No. 83-10-093, if in accordance with Section A.4 the
     Producer enters into a written form of power purchase agreement with Utility, a copy of the Rule No. 21 in effect on the date of execution will be appended to, and incorporated by reference into, such power purchase agreement. The Rule appended to such power purchase agreement shall then be applicable for the term of the Producer's power purchase agreement with the Utility.
     Subsequent revisions to this rule shall not be incorporated into
     the rule appended to such power purchase agreement.                     (N)


















Advice Letter No. 1025-E     Issued By                   Date Filed May 21 1984
                  ------                                            -----------
Decision No. 83-10-093       W. M. Gallavan              Effective Jun 20 1984
            ----------       Vice-President                        -----------
                       Rates and Economic Analysis       Resolution No. ________

             F-2 POINT OF DELIVERY LOCATION SKETCH/1
























-------------------
1 To be determined upon completion of the detailed interconnection study for the Facility.
         --------

                                   [ZOND LOGO]


CRAIG A. ANDERSON                                    THE ZOND GROUP
Senior Vice President and                          Zond Systems, Inc.
   General Counsel                            Zond Construction Corporation
                                          Zond Windsystems Operation Corporation
LAURIE H. NATHANSON                      Zond Windsystems Management Corporation
Administrative Assistant                      Zond Windsystem Partners I - XXIII
                                        Zond Pan Aero Windsystem Partners I - II
JACQUELINE J. OLIVEIRA                   Zond Windsystem Energy Associates I - V
Legal Assistant

                                 October 5, 1985

Wind Developers, Inc.
Santa Clara Wind Leasing, Inc.
1121 L Street, Suite 1000
Sacramento, California  95814

Attention:  Mr. Alexander Jenkins

Dear Alex:

As we discussed, after Ken Karas executed the various agreements, we jointly noted several instances in which the selected language did not carry out the intent of the parties. It is our desire to incorporate by this letter specific changes to the Installation and Production Payment Agreement, the Lease Acquisition Agreement and the Assignment of Power Purchase Agreement. The parties agree that the following changes shall be made:

     (1) With respect to the provision entitled Indemnification and Limitation on Damages, the phrase "plus reasonable attorneys fees" should be added to the end of 6.13.1 in the Assignment of Power Purchase Agreement (and Section 7.16.1 in the Lease Acquisition Agreement and Section 7.15.1 in the Installation and Production Payment Agreement, the parallel sections). Secondly, the parties agree that the clause beginning with "provided, further" and ending at the end of the paragraph in 6.13.1 (and the parallel sections) shall not be interpreted to limit the obligation or liability of Zond under the Installation and Production Payment Agreement for the payments required by Sections 2 or 3 thereof. Lastly, after the word "Accordingly," in the second sentence of 6.13.2 (and Section 7.16.2 in the Lease Acquisition Agreement and Section 7.15.2 in the Installation and Production Payment Agreement), add the phrase "except as set forth in 6.13.1" (and Section 7.16.2 in the Lease Acquisition Agreement and
Section 7.15.2 in the Installation and Production Payment Agreement).

     (2) In the Lease Acquisition Agreement, add at the end of Section 4, a new clause as follows, "provided, further, that in the event Zond executes a new lease or


                 1693 Mission Drive Suite 297 Solvang, CA 93463

                                                        Telephone (805) 688-6385
                                                        Telefax   (805) 688-9969

[Zond logo]


Wind Developers, Inc.
Santa Clara Wind Leasing, Inc.
October 5, 1985
Page Two


another agreement with the City of Santa Clara for the use of the Property for wind energy development, at WDI's option, WDI may either (i) accept such payment or (ii) notwithstanding anything in this Section to the contrary, elect to have this Agreement apply to that new lease or other agreement."

     (3) With respect to the Installation and Production Payment Agreement, Records Audit, Section 2.2 is amended to add the following provision:

          "Upon WDI's reasonable prior request, Zond also agrees to provide a certificate, executed by an officer of Zond under penalty of perjury, specifying the number of turbines installed on the Property and sold by Zond during any particular fiscal year. In addition, WDI may request Zond to have Zond's independent certified public accountants, at the conclusion of an audit of Zond's books, prepare a statement, certified by Zond's independent certified accountants, specifying the number of turbines sold, the amount of revenue generated by the turbines located on the Property and whether or not the turbines are treated as Placed-in-Service in Zond's financial statements."

If these changes are acceptable, please execute this letter in the space provided below.

                                         Sincerely yours,

                                         ZOND SYSTEMS, INC.


                                         By   /s/ Craig A. Anderson
                                             -----------------------------------
                                             Craig A. Anderson,
                                             Senior Vice President -
                                             General Counsel
CAA/1 hn
Ref. ZOND#63/SCWL1.1

ACCEPTED:

/s/ Barry Saitman   October 5, 1985
-----------------------------------
Barry Saitman, Vice President
Wind Developers, Inc. and
Santa Clara Wind Leasing, Inc.